[Graphic omitted]


                                Regency Centers


                          September 30, 2003
                          Supplemental Information

                          Investor Relations
                          Diane Ortolano
                          121 W. Forsyth St., Suite 200
                          Jacksonville, FL 32202
                          904.598.7727



[Graphic omitted]

ABOUT REGENCY

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. Regency's total assets before depreciation exceed $3.2 billion.

As of September 30, 2003, the Company owned 262 retail properties, including those held in joint venture partnerships, totaling 29.9 million square feet and located in high growth markets throughout the United States. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

The quality of Regency's portfolio, anchored by preeminent supermarket chains such as Kroger, Publix, Safeway and Albertson's, draws nearly 15,000 shopper visits per week. In addition, 77% of the portfolio is leased to national and regional retailers. This quality combination of tenants has enabled occupancy rates to remain above 93% for the past seven years.

Regency's operating and development expertise continues to create value from the operating portfolio and from new development opportunities. In 2002 Regency successfully leased 84% of space in $505 million of developments in process. At the end of the third quarter of 2003, Regency had 34 properties under development for an estimated total investment at completion of $451 million.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new investments and developments. This program has afforded the Company an investment grade-rated balance sheet.

Regency's portfolio of shopping centers with market-dominant anchors and attractive demographics attracts nearly 15,000 customer visits per week into each of our shopping centers. We also have a proprietary database that helps build and nourish relationships with premier side shop retailers to ensure a quality tenant mix.

Regency has centers located in the top markets in the country and has 18 offices nationwide. The Company is listed on the New York Stock Exchange and is traded under the symbol REG. There is also a preferred class of shares that trade under REG PrC.

Please visit our web site at www.RegencyCenters.com for more information.

SUPPLEMENTAL INFORMATION   TABLE OF CONTENTS
September 30, 2003


QUARTER HIGHLIGHTS ............................................................1
------------------

FINANCIAL INFORMATION:
---------------------

Summary Financial Information..................................................2

Consolidated Balance Sheet.....................................................3

Consolidated Statement of Operations (FFO format)..............................4

Reconciliation of FFO to Net Income............................................5

Consolidated Statement of Operations (GAAP basis)..............................6

Basic and Diluted Per Share Calculation (EPS and FFO)..........................7

Summary of Outstanding Debt..................................................8-9

Acquisitions, Dispositions and Sales ......................................10-12

Development Summary........................................................13-14

Investments in Real Estate Partnerships.......................................16

Unconsolidated Real Estate Partnerships Balance Sheet.........................17

Unconsolidated Real Estate Partnerships Statements of Operations..............18

Securities Issued Other than Common Stock.....................................19


REAL ESTATE INFORMATION:
-----------------------

Summary Real Estate Information...............................................20

Portfolio Summary Report by Region.........................................20-27

Significant Tenant Rents......................................................28

10 Year Lease Expiration Table................................................29


FORWARD-LOOKING INFORMATION:
---------------------------

Earnings and Valuation Guidance...............................................30

FFO per Share Guidance Reconciliation.........................................31

QUARTER HIGHLIGHTS


                                Operating Results
For the third quarter of 2003, same property NOI growth was 2.6%. Operating properties were 95.3% leased, with a renewal percentage of 74%. During the quarter 1.1 million square feet of GLA was renewed or newly leased through 352 leasing transactions. Rent growth remained strong at 11% for the quarter.

                                Financial Results
Net income for the quarter was $29.8 million, or $0.51 per diluted share. Funds From Operations were $46.2 million, or $0.78 per diluted share.

                              Development Activity
Regency began development of six new centers in the third quarter:
o        Bear Creek in Riverside, California
o         John's Creek in Jacksonville, Florida
o         Phase II of Centerplace of Greeley in Greeley, Colorado
o         Shoppes of Ft. Wright in Ft. Wright, Kentucky (Cincinnati)
o         Independence Square in Independence, Michigan (Detroit)
o        Phase II of Padden Parkway in Vancouver, Washington.
For more information, please see page 13.

                              Disposition Activity
Regency sold three non-strategic properties in the third quarter: Terrace Walk in Tampa, Florida, West Hills Plaza in Portland, Oregon, Center of Seven Springs in New Port Ritchie, Florida, and three previously stabilized developments: El Cerrito Plaza in Oakland, California, Amerige Heights in Orange County, California and Milford in Cincinnati, Ohio. The three developments were sold into the Macquarie-CountryWide joint venture. For more information on the dispositions, please see page 12.

    SUMMARY FINANCIAL INFORMATION
    September 30, 2003

                                                        Financial Results

                                                              Three Months Ended                        Year to Date
                                                              ------------------                        ------------
                                                              2003             2002                 2003             2002
                                                             Actual           Actual               Actual           Actual

    Net Income for common stockholders                     $29,768,737       $26,690,442         $73,325,205       $73,440,065
    ----------------------------------
                 Basic EPS                                       $0.52             $0.46               $1.24             $1.26
                 Diluted EPS                                     $0.51             $0.46               $1.23             $1.26
                 Diluted EPS per share growth rate               10.9%                                 -2.4%

    Funds from Operations for common stockholders          $46,220,389       $44,879,464        $125,935,697      $124,734,851
    ---------------------------------------------
                 FFO per share - Basic                           $0.79             $0.74               $2.09             $2.08
                 FFO per share - Diluted                         $0.78             $0.73               $2.06             $2.04
                 Diluted FFO per share growth rate                6.8%                                  1.0%

    Dividends paid per share and unit                           $0.520            $0.510              $1.560            $1.530
    ---------------------------------
                 Payout ratio of Diluted FFO per share           66.7%             69.9%               75.7%             75.0%

    Interest Coverage Ratios
    ------------------------
                 Interest only                                     3.1               3.1                 3.0               3.1
                 Capitalized  interest                      $3,585,951        $3,149,732          $9,778,187       $11,020,043
                 Fixed Charge (debt svc + preferred
                    dividends)                                     2.2               2.1                 2.1               2.0


                                                             Capital Information

                                                           -----------------------------------   -----------------------------------
                                                               Current         YTD Change            12/31/02         12/31/01
                                                           ===================================   ===================================

    Closing common stock price per share                             $36.85             $4.45              $32.40            $27.75
    High                                                             $36.95                                $32.40            $27.75
    Low                                                              $34.09                                $25.22            $20.75
                                                           =================                     ===================================
    YTD Shareholder Return                                            18.5%

    Common shares and Equivalents Outstanding                    61,042,272          (469,622)         61,511,894        60,644,594

    Market equity value of Common and Convertible shares         $2,249,408          $256,422          $1,992,985        $1,682,887
    Non-Convertible Preferred Units and shares                     $304,000          ($80,000)           $384,000          $384,000
    Outstanding debt (000's)                                     $1,477,818          $144,294          $1,333,524        $1,396,721
                                                           -----------------------------------   -----------------------------------
    Total market capitalization (000's)                          $4,031,226          $320,717          $3,710,509        $3,463,608
    Debt to Total Market Capitalization                               36.7%                                 35.9%             40.3%
                                                           =================                     ===================================

    Total real estate investments at cost (000's)                $3,159,289           $63,306          $3,095,983        $3,156,831
    Debt to Total Assets, at Cost before Depreciation                 43.7%                                 40.2%             42.2%
                                                           =================                     ===================================

    Outstanding Classes of Stock and Partnership Units:
    Common Shares Outstanding                                    59,610,435         -                  59,557,036        57,601,451
    Exchangeable O.P Units held by minority interests             1,431,837         -                   1,504,458         1,555,636
    Series 2 Cumulative Convertible Preferred Stock                       0                               450,400         1,487,507
                                                           -----------------                     -----------------------------------
    Total Common Shares & Equivalents                            61,042,272         -                  61,511,894        60,644,594
                                                           =================                     ===================================

    CONSOLIDATED BALANCE SHEET
    For the Periods Ended September 30, 2003 and December 31, 2002 and 2001

    Assets                                                                   2003                 2002             2001
    -----                                                                    ----                 ----             ----

    Real Estate Investments:
      Operating properties                                           $     2,680,357,979       2,688,756,594     2,515,042,827
      Properties in development                                              345,614,496         276,085,435       408,437,476
                                                                       ------------------   -----------------------------------
                                                                           3,025,972,475       2,964,842,029     2,923,480,303
      Operating properties held for sale                                               0           5,658,905       158,121,462
      Less:  accumulated depreciation                                        284,678,878         244,595,928       202,325,324
                                                                       ------------------   -----------------------------------
                                                                           2,741,293,597       2,725,905,006     2,879,276,441
      Investments in real estate partnerships                                133,316,456         125,482,151        75,229,636
                                                                       ------------------   -----------------------------------
          Net real estate investments                                      2,874,610,053       2,851,387,157     2,954,506,077

    Cash and cash equivalents                                                 45,888,449          56,447,329        27,853,264
    Notes receivable                                                          77,586,149          56,630,876        32,504,941
    Tenant receivables, net of allowances for uncollectible accounts          42,391,111          47,983,160        47,723,145
    Deferred costs, less accumulated amortization                             34,299,656          37,367,196        34,399,242
    Other assets                                                              20,861,456          19,112,148        12,327,567
                                                                       ------------------   -----------------------------------

                                                                     $     3,095,636,874       3,068,927,866     3,109,314,236
                                                                       ==================   ===================================


    Liabilities and Stockholders' Equity
    ------------------------------------
    Notes payable                                                    $     1,281,818,308       1,253,524,045     1,022,720,748
    Unsecured line of credit                                                 196,000,000          80,000,000       374,000,000
                                                                       ------------------   -----------------------------------
                 Total Notes Payable                                       1,477,818,308       1,333,524,045     1,396,720,748
                                                                       ------------------   -----------------------------------

    Tenant security and escrow deposits                                        9,413,884           8,847,603         8,656,456
    Accounts payable and other liabilities                                    91,959,394          83,977,263        73,434,322
                                                                       ------------------   -----------------------------------
                 Total liabilities                                         1,579,191,586       1,426,348,911     1,478,811,526
                                                                       ------------------   -----------------------------------

    Preferred units                                                          223,525,891         375,403,652       375,403,652
    Exchangeable operating partnership units                                  28,207,552          30,629,974        32,108,191
    Limited partners' interest in consolidated partnerships                   15,388,919          14,825,256         3,940,011
                                                                       ------------------   -----------------------------------
                 Total minority interests                                    267,122,362         420,858,882       411,451,854
                                                                       ------------------   -----------------------------------

    Stockholders' Equity
    --------------------
    Preferred stock                                                           75,000,000          10,505,591        34,696,112
    Common stock, $.01 par                                                       646,443             634,804           609,955
    Additional paid in capital, net of Treasury stock                      1,273,689,152       1,290,109,653     1,260,233,020
    Distributions in excess of net income                                   (100,012,669)        (79,529,975)      (68,226,276)
    Stock loans                                                                        0                   0        (8,261,955)
                                                                       ------------------   -----------------------------------
         Total Stockholders' Equity                                        1,249,322,926       1,221,720,073     1,219,050,856
                                                                       ------------------   -----------------------------------
                                                                     $     3,095,636,874       3,068,927,866     3,109,314,236
                                                                       ==================   ===================================

    Other Summary Information
    -------------------------

                                                                             2003                 2002
                                                                             ----                 ----

    Debt to Real Estate Assets, at cost before depreciation                  46.8%               43.1%

    Unsecured Assets to Total Real Estate Assets (REG 100% owned only)       79.5%               81.9%
    Unsecured NOI to Total NOI (REG 100% owned only)                         80.0%               85.0%

    CONSOLIDATED STATEMENTS OF OPERATIONS
    (Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K) For the Periods Ended September 30, 2003 and 2002

                                                              Three Months Ended                       Year to Date
                                                            2003             2002                 2003             2002
                                                           Actual           Actual               Actual           Actual
    Real Estate Revenues:
      Minimum rent                                         $70,463,110       $73,374,843        $211,421,796      $217,538,803
      Percentage rent                                         $737,231          $533,123           1,500,145         1,527,140
      Recoveries from tenants                              $20,162,473       $19,937,746          57,529,206        57,764,208
      Other tenant income                                    1,115,246         1,593,058           4,163,401         4,970,638
                                                      -----------------------------------   -----------------------------------
                                                            92,478,060        95,438,770         274,614,548       281,800,789
                                                      -----------------------------------   -----------------------------------
    Real Estate Operating Expenses:
      Operating and maintenance                             13,369,167        13,715,744          40,412,647        39,693,516
      Real estate taxes                                     10,240,886        10,538,203          30,420,104        31,660,489
                                                      -----------------------------------   -----------------------------------
                                                            23,610,053        24,253,947          70,832,751        71,354,005
                                                      -----------------------------------   -----------------------------------

                 Net Operating Income                       68,868,007        71,184,823         203,781,797       210,446,784
                                                      -----------------------------------   -----------------------------------

    Service Operations Revenue:
      Development profits                                   10,307,517         6,040,995          16,336,974         7,537,905
      Fees and commissions                                   1,561,441         1,388,688           5,006,385         3,173,122
      Gains on sales of outparcels                           1,152,866         1,317,870           4,415,224         3,058,153
      Provision for income tax (expense)                             0                 0                   0                 0
                                                      -----------------------------------   -----------------------------------
                                                            13,021,824         8,747,553          25,758,583        13,769,180
                                                      -----------------------------------   -----------------------------------

    Other Operating Expense (Income):
      General and administrative excluding
        franchise taxes                                      6,294,558         6,075,285          16,438,446        15,584,805
      Franchise taxes                                           (8,475)           22,302             148,411          (276,064)
      Depreciation and amortization                         19,124,642        18,744,938          56,887,493        54,158,412
      Net interest expense                                  21,330,417        21,429,118          63,101,119        59,876,066
      Loss (gain) on sale of operating properties           (2,546,315)       (1,829,596)         (6,079,583)       (6,569,241)
      Provision for loss on operating properties                     0           160,000           1,968,520         2,524,480
                                                      -----------------------------------   -----------------------------------
                                                            44,194,827        44,602,047         132,464,406       125,298,458
                                                      -----------------------------------   -----------------------------------

    Minority interests (income)
      Equity in income of unconsolidated partnerships       (1,589,891)       (1,302,059)         (5,909,959)       (4,187,270)
      Preferred unit distributions                           7,256,251         8,368,752          24,744,880        25,106,257
      Exchangeable operating partnership units                 750,019           689,392           1,841,957         1,922,411
      Limited partners' interest in consolidated
         partnerships                                          113,013           125,174             317,136           360,159
                                                      -----------------------------------   -----------------------------------
                 Net income                                 31,165,612        27,449,070          76,081,960        75,715,949

    Preferred stock dividends                                1,396,875           758,628           2,756,755         2,275,884
                                                      -----------------------------------   -----------------------------------
                 Net income for common stockholders        $29,768,737       $26,690,442         $73,325,205       $73,440,065
                                                      ===================================   ===================================

    RECONCILIATION OF FFO TO NET INCOME
    For the Periods Ended September 30, 2003 and 2002

                                                               Three Months Ended                       Year to Date
                                                               ------------------                       ------------
                                                              2003             2002                 2003             2002
                                                             Actual           Actual               Actual           Actual
                                                             ------           ------               ------           ------
    Funds From Operations:
    -------------------------------------

      Net income for common stockholders                   $29,768,737       $26,690,442         $73,325,205       $73,440,065
       Add (Less):
        Depreciation expense - real property               $16,555,446       $17,105,232          51,815,671        49,706,979
        Amortization of leasing commissions                 $1,692,502        $1,465,365           5,032,447         3,958,752
       (Gain) loss on sale of operating properties         ($2,546,315)      ($1,829,595)         (6,079,583)       (6,569,240)
        Convertible preferred stock dividends                       $0          $758,628                   0         2,275,884
        Minority interest of exchangeable
           partnership units                                  $750,019          $689,392           1,841,957         1,922,411
                                                      -----------------------------------   -----------------------------------

                 Funds from Operations (a)                 $46,220,389       $44,879,464        $125,935,697      $124,734,851
                                                      ===================================   ===================================



    Additional Disclosure:
    --------------------------------------------------

    Straight-lining of rents adjustment                        824,782         1,005,000           2,867,305         3,640,272
    Provision for loss on sale of operating properties               0           160,000           1,968,520         2,524,480
    Preferred stock and unit issuance costs                  1,200,000                 0           3,122,239                 0

    Capital Expenditures (non-revenue enhancing only)
    --------------------------------------------------

    Leasing commissions - Non-revenue enhancing             $1,830,423        $1,725,841          $5,362,332        $4,775,082
    Tenant improvements - Non-revenue enhancing             $2,039,980        $1,416,298          $5,370,461        $5,398,175
    Building improvements - Non-revenue enhancing           $2,482,841        $1,886,299          $5,154,723        $3,636,235



    Capital Expenditures (including rev-enhancing)
    --------------------------------------------------

    Leasing commissions                                     $1,904,333        $2,481,838          $7,308,922        $8,224,925
    Tenant improvements                                     $2,305,003        $1,869,190          $5,976,871        $7,989,396
    Building improvements                                   $2,567,574        $2,089,513          $5,397,291        $4,024,812


(a) Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency's taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.

    CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)
    For the Periods Ended September 30, 2003 and 2002

                                                              Three Months Ended                       Year to Date
                                                              ------------------                       ------------
                                                              2003             2002                 2003             2002
                                                             Actual           Actual               Actual           Actual
                                                             ------           ------               ------           ------
    Revenues:
      Minimum rent                                         $69,903,822       $68,695,823        $209,338,256      $198,629,445
      Percentage rent                                          737,231           533,119           1,504,869         1,464,154
      Recoveries from tenants                               21,054,968        20,234,787          61,228,673        57,476,965
      Service operations revenue (third party income)       13,357,686         8,301,507          26,606,097        12,436,245
      Equity in income of investments in
         real estate partnerships                            1,589,891         1,302,058           5,909,959         4,187,268
                                                      -----------------------------------   -----------------------------------
            Total revenues                                 106,643,598        99,067,294         304,587,854       274,194,077
                                                      -----------------------------------   -----------------------------------

    Expenses:
      Depreciation and amortization                         18,997,852        17,722,077          56,200,672        50,209,070
      Operating and maintenance                             13,233,389        12,752,053          39,829,768        36,037,364
      General and administrative                             6,294,558         6,075,285          16,438,446        15,584,805
      Real estate taxes                                     10,184,943         9,779,978          30,190,318        28,761,472
      Net interest expense                                  21,320,301        21,381,435          62,890,764        62,411,095
      (Gain) loss on sale of operating properties                    0            56,754                   0        (1,437,471)
      Provision for loss on real estate                              0           160,000           1,968,520         2,524,480
      Other operating expenses (income)                        310,847           267,328           1,572,171        (1,704,970)
                                                      -----------------------------------   -----------------------------------
          Total expenses                                    70,341,890        68,194,910         209,090,659       192,385,845
                                                      -----------------------------------   -----------------------------------

            Income before minority interests                36,301,708        30,872,384          95,497,195        81,808,232

    Minority interest preferred unit distributions          (7,256,251)       (8,368,752)        (24,744,881)      (25,106,256)
    Minority interest of exchangeable partnership units       (678,720)         (548,272)         (1,662,975)       (1,400,646)
    Minority interest of limited partners                     (113,013)         (125,174)           (317,136)         (360,158)
                                                      -----------------------------------   -----------------------------------
            Income from continuing operations               28,253,724        21,830,186          68,772,203        54,941,172
                                                      -----------------------------------   -----------------------------------

    Discontinued Operations:
      Income from discontinued operations                      442,575         3,104,608             813,002        13,537,227
      Gain from sale of operating or development
        properties                                           2,469,313         2,514,275           6,496,755         7,237,550
                                                      -----------------------------------   -----------------------------------
            Income from discontinued operations              2,911,888         5,618,883           7,309,757        20,774,777
                                                      -----------------------------------   -----------------------------------

            Net Income                                      31,165,612        27,449,069          76,081,960        75,715,949
                                                      -----------------------------------   -----------------------------------

    Preferred stock dividends                               (1,396,875)         (758,628)         (2,756,755)       (2,275,884)
                                                      -----------------------------------   -----------------------------------
               Net income for common stockholders          $29,768,737       $26,690,441         $73,325,205       $73,440,065
                                                      ===================================   ===================================

    CALCULATION OF EARNINGS AND FFO PER SHARE
    For the Periods Ended September 30, 2003 and 2002

                                                              Three Months Ended                       Year to Date
                                                              ------------------                       ------------
                                                              2003             2002                 2003             2002
                                                             Actual           Actual               Actual           Actual
                                                             ------           ------               ------           ------

                                                         Earnings Per Share
                                                         ------------------

    Net Income for Basic EPS                               $29,768,737       $26,690,442         $73,325,205       $73,440,065
    Increases to Diluted EPS as a result of
      Dilutive CSE's
      Convertible Preferred stock dividends                         $0                $0                  $0                $0
      Minority interests of exchangeable
        partnership units     750,019                          689,392           1,841,957         1,922,411
                                                      -----------------------------------   -----------------------------------
    Net Income for Diluted EPS                             $30,518,756       $27,379,834         $75,167,162       $75,362,476
                                                      ===================================   ===================================

    Net Income from discontinued operations for
      Basic EPS                                              2,911,888         5,618,883           7,309,757        20,774,777
      Minority Interests of exchangeable O.P. units             71,299           141,120             178,982           521,765
                                                      -----------------------------------   -----------------------------------
    Net Income from discontinued operations for
      Diluted EPS                                           $2,983,187        $5,760,003          $7,488,739       $21,296,542
                                                      ===================================   ===================================

    Earnings Per Share:
            Basic      NI for CS before Disc. Ops.               $0.47             $0.36               $1.12             $0.90
            Diluted    NI for CS before Disc. Ops.               $0.46             $0.36               $1.11             $0.90

            Basic      Discontinued Operations                   $0.05             $0.10               $0.12             $0.36
            Diluted    Discontinued Operations                   $0.05             $0.10               $0.12             $0.36

            Basic      NI for common stockholders                $0.52             $0.46               $1.24             $1.26
            Diluted    NI for common stockholders                $0.51             $0.46               $1.23             $1.26

                                                  Funds From Operations Per Share
                                                  -------------------------------

    Funds from Operations for Basic FFO per share          $45,470,370       $43,431,444        $124,093,740      $120,536,556
                                                      ===================================   ===================================
    Increases to Diluted FFO as a result of
      Dilutive CSE's
      Convertible Preferred stock dividends                          0           758,628                   0         2,275,884
      Minority interests of exchangeable
        partnership units                                      750,019           689,392           1,841,957         1,922,411
                                                      -----------------------------------   -----------------------------------
    Funds from Operations for Diluted FFO per share        $46,220,389       $44,879,464        $125,935,697      $124,734,851
                                                      ===================================   ===================================

    FFO Per Share:
                 Basic                                           $0.79             $0.74               $2.09             $2.08
                 Diluted                                         $0.78             $0.73               $2.06             $2.04

                                                Weighted Average Shares Outstanding
                                                -----------------------------------

    Weighted Average Shares for Basic
      Net Income and FFO Per Share                          57,647,460        58,344,419          59,302,310        58,083,952
                                                      ===================================   ===================================

    Dilutive Common Stock Equivalents for EPS:
      O.P. Unit equivalents after conversion to
        common                                               1,431,837         1,512,847           1,463,767         1,523,750

      Compensation based stock options
        (Treasury Method)                                      362,562           312,766             395,335           171,770
                                                      -----------------------------------   -----------------------------------

    Weighted Average Shares for Diluted EPS                 59,441,859        60,170,032          61,161,412        59,779,472
                                                      ===================================   ===================================

    Dilutive Common Stock Equivalents for FFO:
      Series 2 Cumulative Convertible Preferred Stock                0         1,487,507                   0         1,487,507
                                                      -----------------------------------   -----------------------------------

    Weighted Average Shares for Diluted
      Funds from Operations  Per Share                      59,441,859        61,657,539          61,161,412        61,266,979
                                                      ===================================   ===================================

    SUMMARY OF OUTSTANDING DEBT


     Total Debt Outstanding                                                         09/30/03           12/31/02
     ----------------------                                                         --------           --------
     Mortgage Loans Payable:
       Fixed rate secured loans                                                  $   233,379,143       229,551,448
       Variable rate secured loans                                                    49,335,575        24,998,148
     Unsecured debt offering fixed rate                                              999,103,590       998,974,449
     Unsecured line of credit variable rate                                          196,000,000        80,000,000
                                                                                 ----------------   ---------------
          Total                                                                  $ 1,477,818,308     1,333,524,045
                                                                                 ================   ===============

                                                Scheduled         Unsecured            Term
     Schedule of Maturities by Year:           Amortization     Line of Credit      Maturities           Total
     -------------------------------           ------------     --------------      -----------          -----

          2003                              $      1,292,933                 -        20,670,574        21,963,507
          2004                                     5,344,129       196,000,000       222,603,820       423,947,949
          2005                                     4,155,958                 -       172,731,956       176,887,914
          2006                                     3,476,268                 -        24,093,312        27,569,580
          2007                                     2,890,827                 -        25,696,446        28,587,273
          2008                                     2,696,989                 -        19,619,878        22,316,867
          2009                                     2,656,795                 -        53,089,877        55,746,672
          2010                                     2,451,847                 -       177,124,567       179,576,414
          2011                                     2,406,531                 -       250,987,596       253,394,127
          2012                                     2,475,399                 -       255,402,274       257,877,673
        >10 years                                 12,036,963                 -        12,068,241        24,105,203
     Net unamortized debt premiums                         -                 -         5,845,130         5,845,130
                                              ---------------   ---------------  ----------------   ---------------
                                            $     41,884,639       196,000,000     1,239,933,669     1,477,818,308
                                              ===============   ===============  ================   ===============


     Percentage of Total Debt:                                                      09/30/03           12/31/02
     -------------------------                                                      --------           --------
       Fixed                                                                         83.40%             92.13%
       Variable                                                                      16.60%             7.87%

     Current Average Interest Rate:
     ------------------------------
       Fixed                                                                          7.50%             7.51%
       Variable                                                                       2.06%             2.60%
       Effective Interest Rate *                                                      6.60%             6.93%

     * rate as of period end and excluding the impact of amortization of deferred loan costs and debt premiums

                                                        SUMMARY OF OUTSTANDING DEBT
                                                     Consolidated debt by maturity date

    Lender                                 Secured Property           Rate      Maturity         09/30/03      12/31/02
    -----                                  ----------------           ----      --------         --------      --------

    Fixed Rate Loans:
    ----------------
    Nationwide Life Insurance Company     Glenwood Village           8.625%     06/01/03    $            -      1,803,015
    G.E. Capital                          Pike Creek                 9.040%     11/21/03        11,278,094     11,497,054
    Debt Offering                         Unsecured                  7.400%     04/01/04       199,983,100    199,959,700
    Community Dev. Comm. City of Vista    Vista Village              7.100%     07/01/04         2,000,000              -
    Principal Mutual Life Insurance Co.   Cochran's Crossing         8.410%     12/01/04         5,745,086      5,816,004
    Ellen Kelly Woolaver                  Hillsboro Pike             7.100%     01/15/05           403,200        604,800
    Nationwide Life Insurance Co.         Friar's Mission            9.500%     06/10/05        15,238,695     15,510,135
    IDS Certificate Co.                   St. Ann Square             9.500%     07/01/05         4,377,992      4,488,979
    Debt Offering                         Unsecured                  7.125%     07/15/05        99,939,502     99,913,573
    Teachers Ins & Annuity of America     Westchester Plaza          8.010%     09/05/05         5,242,381      5,348,002
    Teachers Ins & Annuity of America     East Pointe Crossing       8.010%     09/05/05         4,477,119      4,566,501
    Allstate Insurance Company of America Memorial Bend              7.920%     10/01/05         6,970,128      7,221,233
    DLJ Commercial Mortgage               Northlake Village          8.780%     11/01/05         6,552,449      6,648,152
    Woodmen of the World Life Ins. SocietyMarket at Round Rock       8.625%     09/01/05         6,737,996      6,865,056
    Allstate Life Insurance Company       Highlands Square           8.450%     02/01/06         3,344,464      3,455,408
    Principal Mutual Life Insurance Co.   Briarcliff Village         7.040%     02/01/06        12,365,200     12,531,048
    Teachers Ins & Annuity of America     Statler Square             8.110%     05/01/06         5,029,926      5,111,624
    Teachers Ins & Annuity of America     Northgate Plaza/Maxtown    7.050%     08/01/06         4,889,954      4,989,474
    Teachers Ins & Annuity of America     Kernersville Plaza         8.730%     04/01/07         4,814,647      4,890,002
    Teachers Ins & Annuity of America     Maynard Crossing           8.735%     04/01/07        10,805,664     10,974,680
    Principal Mutual Life Ins.            Lakeshore                  7.240%     12/10/07         3,394,335      3,455,153
    Principal Mutual Life Ins.            Shoppes at Mason           7.240%     12/10/07         3,572,984      3,637,003
    Principal Mutual Life Ins.            Lake Pine Plaza            7.240%     12/10/07         5,448,801      5,546,430
    Northwestern Mutual Life Insurance Co.Sterling Ridge             6.640%     07/01/08        10,742,481     10,839,265
    Allstate Insurance Company of America Alden Bridge               6.750%     08/01/08        10,313,068     10,429,774
    Laureate Capital LLC                  Southgate Village          6.820%     10/01/08                 -      5,309,307
    Nationwide Life Insurance Co.         West Hills Plaza           7.990%     12/10/08                 -      5,031,871
    Debt Offering                         Unsecured                  7.750%     04/01/09        50,000,000     50,000,000
    Allstate Insurance Company of America Ashford Place              8.950%     08/01/09         4,079,077      4,186,394
    Northwestern Mutual Life Insurance Co.Panther Creek              7.830%     04/01/10        10,435,386     10,489,641
    Debt Offering                         Unsecured                  8.450%     08/29/10       149,812,231    149,791,864
    Principal Mutual Life Insurance Co.   Cumming 400                7.970%     12/15/10         6,029,323      6,101,134
    Debt Offering                         Unsecured                  8.000%     12/15/10        10,000,000     10,000,000
    Principal Mutual Life Insurance Co.   Powers Ferry Village       7.970%     12/15/10         2,740,601      2,773,243
    Debt Offering                         Unsecured                  7.950%     01/22/11       219,781,250    219,759,308
    Wachovia Bank                         Market at Opitz Crossing   7.300%     03/01/11        12,515,152              -
    Debt Offering                         Unsecured                  7.250%     12/12/11        19,896,882     19,887,504
    Debt Offering                         Unsecured                  6.750%     01/15/12       249,690,625    249,662,500
    Prudential Mortgage Capital Co.       Tall Oaks Village Center   7.600%     05/01/12         6,330,560      6,373,672
    Allstate Life Insurance Company       North Hills Town Center    7.370%     01/01/14         7,468,983      7,740,499
    United of Omaha Life Insurance Co.    Fleming Island             7.400%     03/05/15         2,878,285      2,995,516
    Municipal Tax Bonds Payable           Friar's Mission            7.600%     09/02/15         1,202,154      1,202,154
    Aid Association of Lutherans          Woodman Van-Nuys           8.800%     09/15/15         5,124,636      5,299,635
    Jefferson Pilot                       Peartree Village           8.400%     06/01/17        11,856,697     12,027,522
    Aid Association of Lutherans          Murrayhill Marketplace     8.050%     05/01/19         7,440,457      7,613,250
    JP Morgan Chase Bank                  Cherry Street              5.650%     09/01/23         5,688,038              -
    Net unamortized premiums on assumed debt of acquired properties                              5,845,130      6,178,818
                                                                                             ----------------------------
              Total Fixed Rate Debt                                                          1,232,482,733  1,228,525,897
                                                                                             ----------------------------

    Variable Rate Loans:
    -------------------
    First Star Bank                       Hampstead Village       LIBOR + 1.35% 10/31/04         8,460,813      9,088,701
    Suntrust                              Delk Sprectrum          LIBOR + 1.30% 12/01/03         9,392,480      9,563,345
    AmSouth                               Trace Crossing          LIBOR + 1.50% 11/05/04         6,482,282      6,346,102
    Wells Fargo Bank                      Various properties      LIBOR + 1.25% 07/17/05        25,000,000              -
    Wells Fargo Bank                      $600 Million Line
                                            of Credit             LIBOR + 0.85% 04/30/04       196,000,000     80,000,000
                                                                                              ---------------------------
              Total  Variable Rate Debt                                                        245,335,575    104,998,148
                                                                                              ---------------------------

                   Total                                                                    $1,477,818,308  1,333,524,045
                                                                                             ============================

    2003 SHOPPING CENTER ACQUISITIONS
    Regency's 100% Owned Only



                                                                                  Regency
     Date              Property                 City/State            GLA           Cost          Yield         Anchor Tenant
     ----              --------                 ----------            ---           ----          -----         -------------


    Feb-03        Frankfort Crossing          Frankfort, IL         107,734        $15,494,300    8.69%           Jewel Osco
    Jun-03     Market at Opitz Crossing       Woodbridge, VA        158,254        $19,700,000    8.93%            Safeway




                                                                              -----------------------------
               Total Acquisitions                                                  $35,194,300    8.82%
                                                                              =============================

JOINT VENTURE 2003 SHOPPING CENTER ACQUISITIONS


   Date            Property Name          Joint Venture      City/State          GLA            Cost        Yield     Anchor Tenant
   ----            -------------          -------------      ----------          ---            ----        -----     -------------

  May-03    Addison Town Center               OPERF         Addison, TX        183,432       $20,000,000      9.21%   Kroger, Target
  Jun-03    Hillsboro Market Center            MCW          Portland, OR       150,356       $19,118,384      8.40%    Albertson's
  Jun-03    Killian Hill                       MCW          Atlanta, GA        113,216       $13,506,606      8.40%       Publix
  Jun-03    Lynn Haven Shopping Center         MCW        Panama City, FL       63,871        $7,912,630      8.40%       Publix
  Jun-03    Rosewood Shopping Center           MCW          Columbia, SC        36,887        $5,997,867      8.40%       Publix
  Jun-03    Southgate Village                  MCW         Birmingham, AL       75,092        $8,791,847      8.40%       Publix
  Sep-03    El Cerrito Plaza                   MCW       San Francisco, CA     255,952       $69,262,560      7.60%    Albertson's
  Sep-03    Amerige Heights Town Center        MCW        Los Angeles, CA       96,679       $27,438,000      7.60%    Albertson's
  Sep-03    Regency Milford Center             MCW         Cincinnati, OH      108,903        $6,623,166      7.60%       Kroger

                                                                            ----------------------------------------
Total JV Acquisitions                                                        1,084,388      $178,651,060      8.03%
                                                                            ========================================

    2003 SHOPPING CENTER SALES
    Non-Development


                                                                                  Regency
                                                                                   Sales
        Date             Property Name            City/State            GLA       Proceeds     Yield     Anchor Tenant
        ----             -------------            ----------            ---       --------     -----     -------------


       Jan-03          Tequesta Shoppes       West Palm Beach, FL     109,937    $7,500,000     7.43%       Publix
       Feb-03           Oakley Plaza *           Asheville, NC        118,728    $1,880,000     9.62%       Bi-Lo
       Mar-03        Redlands Marketplace     Grand Junction, CO       14,659    $1,665,000    10.00%     Albertsons
       May-03        Sandy Plains Village         Atlanta, GA         175,035   $18,000,000     8.90%       Kroger
       Jul-03             West Hills             Portland, OR          53,579    $8,496,000     7.95%        QFC
       Aug-03       Center at Seven Springs   New Port Ritchie, FL    162,580    $5,100,000    11.50%     Winn Dixie
       Aug-03            Terrace Walk              Tampa, FL           50,936    $5,075,000     9.28%  Northside Medical

                                                                  ------------  ----------------------
                  Total Dispositions                                  685,454   $47,716,000     8.88%
                                                                  ============  ======================


                  * sold from the MCW joint venture in which Regency has a 25% minority interest

               2003 DEVELOPMENT SALES
                                                                                              Regency
        Date              Property Name                  City/State              GLA          Proceeds     Yield       Anchor Tenant
        ----              -------------                  ----------              ---          --------     -----       -------------

       Mar-03   Sedgefield Village                     Greensboro, NC            56,630      $4,520,000    7.48%          Food Lion
       May-03   Carefree Marketplace                    Phoenix, AZ              24,697      $7,425,000    9.01%            Fry's
       Jun-03   Hillsboro Market Center*                Portland, OR            150,356     $14,338,788    8.40%         Albertson's
       Jun-03   Killian Hill*                           Atlanta, GA             113,216     $10,129,955    8.40%           Publix
       Jun-03   Lynn Haven Shopping Center*           Panama City, FL            63,871      $5,934,473    8.40%           Publix
       Jun-03   Rosewood Shopping Center*               Columbia, SC             36,887      $4,498,400    8.40%           Publix
       Jun-03   Southgate Village*                     Birmingham, AL            75,092      $6,593,885    8.40%           Publix
       Sep-03   El Cerrito Plaza*                    San Francisco, CA          255,952     $51,946,920    7.60%         Albertson's
       Sep-03   Amerige Heights Town Center*          Los Angeles, CA            96,679     $20,578,500    7.60%         Albertson's
       Sep-03   Regency Milford Center*                Cincinnati, OH           108,903      $4,967,375    7.60%           Kroger

                                                                         -------------------------------------------
               Total Development Sales                                          982,283    $130,933,295    7.92%
                                                                          ===========================================



               * 75% interest sold to Macquarie-CountryWide joint venture

      IN-PROCESS DEVELOPMENTS
      September 30, 2003


                                                                                                Est. Net
                                                                                     Anchor    Development  Est. Gross
               Project Name               City       State        Anchor Tenant       Opens       Costs        Costs
      -------------------------------------------------------------------------------------------------------------------
      Phenix Crossing                 Phenix City      AL             Publix         07/28/04   6,808,983     8,768,968
      Trace Crossing                     Hoover        AL             Publix         10/09/02   8,660,137    10,880,344
      230th & Hawthorne (Strouds)       Torrance       CA             Pier 1         01/01/04   4,126,711     4,126,711
      Bear Creek                        Wildomar       CA          Stater Bros.      08/01/04  14,912,085    16,387,362
      Gilroy                             Gilroy        CA         Kohl's, Target     05/01/04  45,175,928    65,455,526
      Valencia Crossroads               Valencia       CA             Kohl's         03/07/03  36,395,361    36,730,966
      Rosecrans & Inglewood            Hawthorne       CA              CVS           02/01/04   4,683,399     4,683,399
      Slatten Ranch                     Antioch        CA      BBB, Barnes & Noble   12/01/03  39,239,931    52,899,351
      Vista Village Phase I              Vista         CA       Krikorian Theatres   01/01/04  22,977,676    23,393,596
      Vista Village Phase II             Vista         CA            Staples         01/01/04  12,244,679    12,670,979
      Westridge Center Phase I & II     Valencia       CA           Albertsons       09/01/03  20,952,915    21,496,097
      Centerplace of Greeley            Greeley        CO            Safeway         09/01/03  18,878,904    27,484,764
      Centerplace of Greeley II         Greeley        CO             Kohl's         04/01/04   8,757,430    10,343,881
      Hilltop Center                    Thorton        CO          King Soopers      10/01/03   7,112,325    13,108,725
      New Windsor                       Windsor        CO          King Soopers      11/01/03   5,483,744    12,159,417
      John's Creek                    Jacksonville     FL             Publix         01/21/05   9,131,819    11,756,419
      Vineyard Shopping Center        Tallahassee      FL             Publix         11/14/02   6,235,952     9,160,276
      Shoppes of Ft. Wright           Fort Wright      KY      Wal-Mart Supercenter  12/31/04   1,024,610    16,027,051
      Independence Square             Independence     MI             Kroger         07/01/04  10,894,978    14,400,451
      McMinnville Market Center       McMinnville      OR          Albertson's       07/01/04   6,974,848     7,497,838
      Murray Landing                      Irmo         SC             Publix         10/08/03   7,264,235    10,245,025
      Pelham Commons                   Greenville      SC             Publix         06/25/03   8,983,284     9,894,360
      Atascocita Center                Atascocita      TX             Kroger         11/01/03   9,196,114    14,061,904
      Kleinwood Center                   Spring        TX              HEB           10/01/03  22,844,448    26,826,191
      Legacy Center                      Frisco        TX          Albertson's       06/01/03   9,385,039    16,147,440
      Main Street Center                 Frisco        TX          Albertson's       10/01/03   4,156,984     8,884,561
      Rockwall                          Rockwall       TX           Tom Thumb        07/01/04   9,948,556    14,158,817
      Somerset                        Gainesville      VA     Shoppers Food Warehouse11/01/03  17,941,770    18,892,193
      Padden Parkway                   Vancouver       WA          Albertson's       05/01/03  12,771,417    13,721,217
      -------------------------------------------------------------------------------------------------------------------
      Total Consolidated                                                                      393,164,262   512,263,829
      ===================================================================================================================

      Valleydale Village
        Shopping Center                 Hoover         AL             Publix         06/25/03  12,621,795    14,835,955
      Hermosa-PCH & 2nd                 Hermosa        CA             Sav-On         05/01/04   5,472,264     5,472,264
      East Towne Center                 Clermont       FL             Publix         10/15/03   8,852,779    10,513,173
      Regency Village (Tinwood)
        Ph I & II                       Orlando        FL             Publix         06/27/02  12,944,092    23,357,539
      Indian Springs                  The Woodlands    TX              HEB           05/01/04  17,961,422    24,052,226
      -------------------------------------------------------------------------------------------------------------------
      Total Unconsolidated                                                                     57,852,352    78,231,157
      ===================================================================================================================

      -------------------------------------------------------------------------------------------------------------------
       Total In-Process Developments                                                          451,016,614   590,494,986
      ===================================================================================================================

                                                     Est. NOI
                                       Est. Gross    Yield on             Company
                                        Costs to     Net Dev.  Company    Owned %     Gross        %
               Project Name            Complete (1)  Costs (2)   GLA      Leased      GLA       Leased
      ---------------------------------------------------------------------------------------------------
      Phenix Crossing                   5,826,179     10.17%     56,563      69%      56,563      69%
      Trace Crossing                      101,301      9.62%     74,130      89%      74,130      89%
      230th & Hawthorne (Strouds)         216,217      8.73%     13,435     100%      13,435     100%
      Bear Creek                        12,718,022    10.25%     81,219     100%      81,219     100%
      Gilroy                            31,726,336    11.04%    330,484      75%     475,450      83%
      Valencia Crossroads               7,944,285     10.28%    180,517     100%     180,517     100%
      Rosecrans & Inglewood               539,927     10.00%     12,000     100%      12,000     100%
      Slatten Ranch                    18,244,672     11.26%    207,197      91%     441,622      96%
      Vista Village Phase I            11,222,673     11.42%    130,262      71%     130,262      71%
      Vista Village Phase II            8,693,925      9.91%     73,388      43%      73,388      43%
      Westridge Center Phase I & II     7,655,490     10.62%     97,286      96%      97,286      96%
      Centerplace of Greeley            3,985,041     10.20%    148,610      73%     273,610      85%
      Centerplace of Greeley II         8,046,869     10.17%     98,143      90%      98,143      90%
      Hilltop Center                    4,042,216     11.67%    100,028      84%     100,028      84%
      New Windsor                       4,303,777     12.07%     94,921      74%      94,921      74%
      John's Creek                      8,672,160     10.81%     75,041      60%      75,041      60%
      Vineyard Shopping Center            326,268     10.57%     62,821      82%      62,821      82%
      Shoppes of Ft. Wright             2,147,841     30.10%     18,850      85%     202,772      99%
      Independence Square               9,541,619      9.67%     88,995      71%      88,995      71%
      McMinnville Market Center         6,193,844     10.84%     73,933      76%      73,933      76%
      Murray Landing                    1,896,619      9.88%     64,441      91%      64,441      91%
      Pelham Commons                      617,257     10.20%     76,541      83%      76,541      83%
      Atascocita Center                 8,238,866     12.99%     94,180      71%      94,180      71%
      Kleinwood Center                  7,564,038     10.32%    152,906      69%     152,906      69%
      Legacy Center                     1,258,936     11.16%     56,684      62%     119,488      82%
      Main Street Center                  203,926     13.50%     32,665      66%      94,987      88%
      Rockwall                          7,627,575     10.60%     65,644       0%     122,661      46%
      Somerset                          5,123,382     10.76%    104,553      94%     104,553      94%
      Padden Parkway                    4,669,401     10.31%     88,569      70%      88,569      70%
      --------------------------------------------------------------------------------------------------
      Total Consolidated              189,348,662     10.74%  2,754,006      78%   3,624,462      83%
      ==================================================================================================

      Valleydale Village
        Shopping Center                 1,002,283      9.53%    118,466      63%     118,466      63%
      Hermosa-PCH & 2nd                 1,932,238     11.06%     13,212     100%      13,212     100%
      East Towne Center                 2,898,343     10.18%     69,841      74%      69,841      74%
      Regency Village (Tinwood)
        Ph I & II                         859,331     10.55%     83,169      87%      83,169      87%
      Indian Springs                   12,242,732     11.29%    135,756      58%     135,756      58%
      --------------------------------------------------------------------------------------------------
      Total Unconsolidated             18,934,927     10.55%    420,444      69%     420,444      69%
      ==================================================================================================

      --------------------------------------------------------------------------------------------------
       Total In-Process Developments 208,283,589     10.72%  3,174,450    77%     4,044,906      82%
      ==================================================================================================


Notes:
(1) Construction in progress (CIP) balance and costs to date on in process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2) The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 9.7%.

      IN-PROCESS DEVELOPMENTS FUNDING & STABILIZATION SCHEDULE
       September 30, 2003


     In-Process Developments Projected Funding (1)
     ($ Thousands)
                                                                Q4 2003E                  2004+E

     Properties in development                              $70,000 - $90,000       $118,000 - $138,000

     (1) Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.


     Estimated Property Stabilization
     ($ Thousands)

                                                                Q4 2003E                   2004E                      2005+E
     Properties in development (2)

       Gross Dev. Costs:                                        $50,000            $310,000 - $360,000        $180,000 - $230,000

        Net Dev. Costs:                                         $50,000            $230,000 - $280,000        $120,000 - $170,000

     (2) 40%- 80% of properties in development are expected to be sold within 6 months of stabilization at a 10-20% profit margin and between 7-12% after out parcel allocation and income taxes.

                                                       INVESTMENTS IN REAL ESTATE PARTNERSHIPS
                                                                September 30, 2003


                                                                         Number of        Total          Total           Total
   Legal Entity                              Property Name               Properties        GLA          Assets           Debt
   ------------                              -------------               ----------        ---          ------           -----

   RRG-RMC Tracy, LLC                        Corral Hollow                   1          167,118     $  24,247,839    $           -

   OTR/Regency Texas Realty Holdings, L.P.   Village Center & Creekside      2          219,108        20,661,659                -

   Tinwood LLC                               Regency Village                 1           83,170        19,018,351                -

   Columbia Regency Retail Partners, LLC     Various                        13        2,296,271       311,107,493      110,010,000

   Macquarie CountryWide-Regency, LLC        Various                        23        2,301,276       333,804,951      173,708,813

   Jog Road, LLC                             Shoppes of San Marco            1           91,538        16,395,691        9,626,630

   Regency Woodlands /Kuykendahl Retail,     Indian Springs                  1          135,756        16,871,199        4,786,078
   Ltd.

   Hermosa Venture 2002, LLC                 Hermosa Beach                   1           13,212         3,910,498                -
                                                                       -----------------------------------------------------------
                                                                            43        5,307,449     $ 746,017,681    $ 298,131,521
                                                                       ===========================================================


                                                                RRC
                                                             Ownership       Investment            Equity
   Legal Entity                                  Lender      Interest         09/30/03             Pick-up
   ------------                                  ------      --------         --------             -------

   RRG-RMC Tracy, LLC                                  -       50.00%       $ 23,449,236       $ 1,679,818

   OTR/Regency Texas Realty Holdings, L.P.             -       30.00%         16,070,857           320,793

   Tinwood LLC                                         -       50.00%         10,231,642           169,541

   Columbia Regency Retail Partners, LLC         Various       20.00%         39,628,449         1,995,859

   Macquarie CountryWide-Regency, LLC            Various       25.00%         31,770,088         1,698,625

   Jog Road, LLC                              Union Bank       50.00%          3,000,053          (12,639)

   Regency Woodlands /Kuykendahl Retail,     Wells Fargo       50.00%          6,528,070                 -
   Ltd.

   Hermosa Venture 2002, LLC                           -       27.00%          2,638,060            57,962
                                                                          --------------------------------
                                                                            $133,316,456       $ 5,909,959
                                                                          ================================


                                        UNCONSOLIDATED REAL ESTATE PARTNERSHIPS
                                                   Balance Sheet
                                       September 30, 2003 and December 31, 2002
                                                     (in thousands)


                                                             2003                          2002
                                                             ----                          ----
    Assets
    ------
    Real estate, at cost
       Land                                         $       271,371                       207,002
       Buildings and improvements                           417,480                       329,022
                                                       -------------                   -----------
                                                            688,851                       536,024
       Less:  accumulated depreciation                       21,098                        11,228
                                                       -------------                   -----------
                                                            667,753                       524,796
       Properties in development                             25,109                        28,322
                                                       -------------                   -----------
          Net real estate investments                       692,862                       553,118

    Cash and cash equivalents                                 7,259                         6,914
    Tenant receivables, net of allowance
         for uncollectible accounts                           6,364                         3,960
    Deferred costs, less accumulated amortization             4,839                         4,680
    Other assets                                             34,694                           167
                                                       -------------                   -----------
                                                    $       746,018                       568,839
                                                       =============                   ===========


    Liabilities and Equity
    ----------------------
    Liabilities:
       Notes payable                                $       298,132                       167,071
       Accounts payable and other liabilities                14,770                         8,900
       Tenants' security and escrow deposits                  1,723                         1,486
                                                       -------------                   -----------
          Total liabilities                                 314,625                       177,457
                                                       -------------                   -----------

    Equity:
       Equity - Regency Centers                             133,316                       125,482
       Equity - Third parties                               298,077                       265,900
                                                       -------------                   -----------
          Total equity                                      431,393                       391,382
                                                       -------------                   -----------
                                                    $       746,018                       568,839
                                                       =============                   ===========


    DEBT:        (in thousands)
                 Average Interest Rate         Average Maturity           2003              2002
                 ----------------------      ------------------           ----              ----
   Fixed              5.30%                      12/29/09               176,681           102,019
   Variable       LIBOR + 1.25%                  03/09/04               121,451            65,052

                                                  UNCONSOLIDATED REAL ESTATE PARTNERSHIPS
                                                         Statements of Operations
                                                        September 30, 2003 and 2002
                                                               (in thousands)


                                                    For the three months ended                Year to date
                                                  --------------------------------   ----------------------------
                                                       2003            2002               2003          2002
                                                       ----            ----               ----          ----
    Revenues:
       Property revenues                       $       18,835          9,815             52,257         28,346
                                                  ------------   ------------      -------------    -----------

    Operating expenses:
       Operating and maintenance                        2,986          1,359              7,746          3,782
       Real estate taxes                                2,191          1,425              6,160          4,141
                                                  ------------   ------------      -------------    -----------
          Total operating expenses                      5,177          2,784             13,906          7,923
                                                  ------------   ------------      -------------    -----------

    Net operating income                               13,658          7,031             38,351         20,423
                                                  ------------   ------------      -------------    -----------

    Other expense (income):
       General and administrative                         616            332              1,783            841
       Service operations                                   -           (570)                18         (2,394)
       Depreciation and amortization expense            4,679          1,551             11,568          4,444
       Interest expense, net                            2,903          1,181              7,358          3,391
       (Gain) loss on sale of operating
          properties                                        9              0               (678)          (750)
                                                  ------------   ------------      -------------    -----------
          Total other expenses                          8,207          2,494             20,049          5,532
                                                  ------------   ------------      -------------    -----------

      Net income                               $        5,451          4,537             18,302         14,891
                                                  ============   ============      =============    ===========



    Regency's Pro Rata Share of:
      Net Operating Income                     $        3,655          1,934             10,224          4,915
                                                  ============   ============      =============    ===========

    SECURITIES ISSUED OTHER THAN COMMON STOCK

     Security Issued:      SERIES 3 CUMULATIVE REDEEMABLE PREFERRED STOCK
                           -Regency Centers Corporation

                          o    Issuance Date           April 3, 2003
                          o    Conversion              Nonconvertible
                          o    Dividend                7.45% annual dividend
                          o    Redeemable              On or after April 3, 2008

     Security Issued:       PERPETUAL PREFERRED UNITS
                           - Regency Centers, L.P.

                          o    Issuance Dates          Jun-98, Sep-99, May-00,
                                                       Sep-00
                          o    Original Amount Issued  $384 Million
                          o    Redemption              $155 Million
                          o    Average Rate            8.88%
                          o    Current Balance         $229 Million

     Security Issued:      EXCHANGEABLE OPERATING PARTNERSHIP UNITS
                           -Regency Centers, L.P.

                          o    Issuance Date           Variable
                          o    Units Outstanding       1,431,837 OP Units
                          o    Conversion              Convertible into Common
                                                       Stock 1:1
                          o    Dividend                Equal to current Common
                                                       Dividend

    SUMMARY RETAIL PROPERTY INFORMATION
    For the Periods Ended September 30, 2003 and December 31, 2002


    Retail Real Estate Portfolio                                            Current            YTD Change        12/31/02
    ----------------------------                                            -------            ----------        --------

    Company owned GLA (including joint ventures)                          29,933,344            450,718         29,482,626

    GLA under Development, Redevelopment, or Renovation                    3,263,489            137,006          3,126,483

    Company owned GLA Growth                                                 1.5%                  -               1.4%

    Total GLA including anchor owned stores                               31,886,193            485,770         31,400,423




    Retail Properties Operating or Under Development                          262                  0                262

    Retail Properties in Development included above                           34                   0                34

    Grocery anchored shopping centers                                         228                  3                225

    -------------------------------------------------------------------------------------   ----------------------------------

    Percent leased - All Properties including Development                    92.9%                 NA              91.5%

    Percent leased - Operating Properties excluding development              95.3%                0.5%             94.8%

    -------------------------------------------------------------------------------------   ----------------------------------

    Net Operating Income                                                 $203,781,797              -           $282,136,389

    Base rent growth on leasing and transactions (YTD)                       10.0%                 -               10.8%

    NOI - same property growth (YTD)                                         2.6%                  -               3.0%

                                                                  PORTFOLIO SUMMARY REPORT BY REGION
                                                                          September 30, 2003

                                                                                                          Company Owned GLA
                                                                                                          -----------------
                                                                                   Yr Const or   Year
        Property Name            JV    State          MSA               Region     Last Rnvtn  Acquired  Dec-02     Sep '03
------------------------------------------------------------------------------------------------------------------------------
    Mid-Atlantic Region
    -------------------
Pike Creek Shopping Center               DE       Wilmington          Mid-Atlantic    1981      1998     229,510     229,510
White Oak - Dover DE                     DE          Dover            Mid-Atlantic    2000      2000      10,908      10,908
------------------------------------------------------------------------------------------------------------------------------
                                         DE                                                              240,418     240,418
==============================================================================================================================
Echelon Village Plaza                    NJ      Philadelphia         Mid-Atlantic    2000      2000      88,993      88,993
Hershey - Goodyear                       PA          None             Mid-Atlantic    2000      2000       6,000       6,000
Ashburn Farm Market Center               VA      Washington DC        Mid-Atlantic    2000      2000      92,019      92,018
Brookville Plaza                JV-M     VA        Lynchburg          Mid-Atlantic    1991      1998      63,664      63,665
Cheshire Station                         VA      Washington DC        Mid-Atlantic    2000      2000      97,249      97,154
The Market at Opitz Crossing             VA      Washington DC        Mid-Atlantic     0        2003           -     149,810
Somerset                        JV-O     VA      Washington DC        Mid-Atlantic    2002      2002     108,400     104,553
Statler Square Shopping Ctr              VA          None             Mid-Atlantic    1996      1998     133,660     133,660
Tall Oaks Village Center                 VA      Washington DC        Mid-Atlantic    1998      2002      69,331      69,331
Village Center at Dulles        JV-C     VA      Washington DC        Mid-Atlantic    1991      2002     308,473     298,601
------------------------------------------------------------------------------------------------------------------------------
                                         VA                                                              872,796   1,008,792
------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                       Mid-Atlantic                     1,208,207   1,344,203
==============================================================================================================================
       Midwest Region
       --------------
Frankfort Crossing Shopping Center       IL         Chicago             Midwest        0        2003           -     107,734
Hinsdale Lake Commons                    IL         Chicago             Midwest       1986      1998     178,975     178,975
Westbrook Commons                        IL         Chicago             Midwest       1984      2001     121,502     121,502
------------------------------------------------------------------------------------------------------------------------------
                                         IL                                                              300,477     408,211
==============================================================================================================================
Franklin Square Shopping Center          KY        Lexington            Midwest       1988      1998     205,307     201,673
Shoppes at Ft. Wright                    KY       Cincinnati            Midwest       2003      2003           -      18,850
Silverlake Shopping Center      JV-M     KY       Cincinnati            Midwest       1988      1998      99,352      99,352
------------------------------------------------------------------------------------------------------------------------------
                                         KY                                                              304,659     319,875
==============================================================================================================================
Fenton Village Marketplace               MI          Flint              Midwest       1999      1999      97,224      97,224
Independence Square                      MI         Detroit             Midwest       2004      2003           -      88,995
Lakeshore Village Shopping Ctr           MI         Detroit             Midwest       1996      1998      85,940      85,940
Waterford Towne Center                   MI         Detroit             Midwest       1998      1998      96,101      96,101
------------------------------------------------------------------------------------------------------------------------------
                                         MI                                                              279,265     368,260
==============================================================================================================================
St. Ann Square                           MO        St. Louis            Midwest       1986      1998      82,498      82,498
Beckett Commons Shopping Ctr             OH       Cincinnati            Midwest       1995      1998     121,497     121,497
Cherry Grove Plaza                       OH       Cincinnati            Midwest       1997      1998     195,497     195,497
Cherry Street Center                     OH         Toledo              Midwest       2000      2000      54,660      54,660
East Pointe Crossing Shopping Ctr        OH        Columbus             Midwest       1993      1998      86,524      86,524
Hyde Park Plaza                          OH       Cincinnati            Midwest       1995      1997     397,893     397,893
Kingsdale Shopping Center                OH        Columbus             Midwest       1999      1997     270,470     270,470
Kroger New Albany Center        JV-O     OH        Columbus             Midwest       1999      1999      91,722      91,722
Northgate Plaza                          OH        Columbus             Midwest       1996      1998      85,100      85,100
Park Place Center                        OH        Columbus             Midwest       1988      1998     106,833     106,833
Regency Milford Center         JV-MD     OH       Cincinnati            Midwest       2001      2001     108,903     108,903
Shoppes at Mason                         OH       Cincinnati            Midwest       1997      1998      80,800      80,800
Westchester Plaza                        OH       Cincinnati            Midwest       1988      1998      88,181      88,181
Windmiller Square                        OH        Columbus             Midwest       1997      1998     120,509     120,362
Worthington Park Centre                  OH        Columbus             Midwest       1991      1998      93,095      93,095
------------------------------------------------------------------------------------------------------------------------------
                                         OH                                                            1,901,684   1,901,537
------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                         Midwest                        2,868,583   3,080,381
==============================================================================================================================




                                           % Leased
                                           --------
                                                              Grocery Anchor
        Property Name                  Dec-02    Sep '03          GLA                           Grocery Anchor
-------------------------------------------------------------------------------------------------------------------------
Pike Creek Shopping Center              99.00%    99.5%           49,069                             Acme
White Oak - Dover DE                   100.00%   100.0%                -                              --
-------------------------------------------------------------------------------------------------------------------------
                                         99.0%    99.5%           49,069                               1
=========================================================================================================================
Echelon Village Plaza                   79.71%    86.6%           48,776                          Genuardi's
Hershey - Goodyear                     100.00%   100.0%                -                              --
Ashburn Farm Market Center             100.00%    99.9%           48,999                             Giant
Brookville Plaza                        98.12%    98.1%           52,864                            Kroger
Cheshire Station                        97.84%   100.0%           55,256                            Safeway
The Market at Opitz Crossing              NA      99.3%           51,922                            Safeway
Somerset                                61.81%    93.9%           67,000                    Shoppers Food Warehouse
Statler Square Shopping Ctr            100.00%   100.0%           65,003                            Kroger
Tall Oaks Village Center               100.00%   100.0%           38,763                             Giant
Village Center at Dulles                93.08%    99.2%           48,424                    Shoppers Food Warehouse
-------------------------------------------------------------------------------------------------------------------------
                                         92.4%    98.9%          428,231                               8
-------------------------------------------------------------------------------------------------------------------------
Regional Totals                          92.8%    98.2%          526,076                              10
=========================================================================================================================
       Midwest Region
       --------------
Frankfort Crossing Shopping Center        NA      95.0%           64,937                             Jewel
Hinsdale Lake Commons                   97.32%    98.4%           69,540                          Dominick's
Westbrook Commons                       94.36%    92.8%           51,304                           Dominicks
-------------------------------------------------------------------------------------------------------------------------
                                         96.1%    95.9%          185,781                               3
=========================================================================================================================
Franklin Square Shopping Center         95.63%    96.0%           50,499                            Kroger
Shoppes at Ft. Wright                     NA      85.1%                -                              --
Silverlake Shopping Center              98.49%    98.5%           60,000                            Kroger
-------------------------------------------------------------------------------------------------------------------------
                                         96.6%    96.2%          110,499                               2
=========================================================================================================================
Fenton Village Marketplace              98.56%    98.6%           53,739                          Farmer Jack
Independence Square                       NA      71.3%           60,137                            Kroger
Lakeshore Village Shopping Ctr          87.33%    85.0%           49,465                            Kroger
Waterford Towne Center                  91.26%    91.3%           60,202                            Kroger
-------------------------------------------------------------------------------------------------------------------------
                                         92.6%    86.9%          223,543                               4
=========================================================================================================================
St. Ann Square                          92.94%    92.9%           43,483                           National
Beckett Commons Shopping Ctr           100.00%   100.0%           70,815                            Kroger
Cherry Grove Plaza                      91.00%    90.2%           66,336                            Kroger
Cherry Street Center                   100.00%   100.0%           54,660                          Farmer Jack
East Pointe Crossing Shopping Ctr      100.00%    98.4%           59,120                            Kroger
Hyde Park Plaza                         94.45%    93.3%          138,592                       Kroger/Thriftway
Kingsdale Shopping Center               65.40%    56.3%           56,006                           Big Bear
Kroger New Albany Center                98.47%    98.5%           63,805                            Kroger
Northgate Plaza                        100.00%   100.0%           62,000                            Kroger
Park Place Center                       98.82%    96.3%           56,859                           Big Bear
Regency Milford Center                  88.01%    88.4%           65,000                            Kroger
Shoppes at Mason                        97.52%    97.5%           56,800                            Kroger
Westchester Plaza                       98.41%   100.0%           66,523                            Kroger
Windmiller Square                       97.93%    96.8%           76,555                            Kroger
Worthington Park Centre                 91.21%    92.7%           52,337                            Kroger
-------------------------------------------------------------------------------------------------------------------------
                                         91.4%    89.7%          945,408                              14
-------------------------------------------------------------------------------------------------------------------------
Regional Totals                          92.6%    90.9%        1,508,714                              24
=========================================================================================================================

                                                                  PORTFOLIO SUMMARY REPORT BY REGION
                                                                          September 30, 2003

                                                                                                          Company Owned GLA
                                                                                                          -----------------
                                                                                   Yr Const or   Year
        Property Name            JV    State          MSA               Region     Last Rnvtn  Acquired  Dec-02     Sep '03
------------------------------------------------------------------------------------------------------------------------------

       Pacific Region
       --------------
230th & Hawthorne                        CA       Los Angeles           Pacific       2002      2002      13,860      13,435
Amerige Heights Town Center    JV-MD     CA       Los Angeles           Pacific       2000      2000      96,679      96,679
Bear Creek Village Center                CA   Riverside-San Bernardino  Pacific       2004      2003           -      81,219
Blossom Valley Shopping Ctr              CA        San Jose             Pacific       1990      1999      93,314      93,315
Campus Marketplace              JV-M     CA        San Diego            Pacific       2000      2000     144,288     144,288
Corral Hollow                   JV-O     CA        Stockton             Pacific       2000      2000     168,238     167,118
Costa Verde                              CA        San Diego            Pacific       1988      1999     178,621     178,622
Country Club Village - Calif             CA         Oakland             Pacific       1994      1999     111,251     111,251
Diablo Plaza                             CA         Oakland             Pacific       1982      1999      63,214      63,214
El Camino Shopping Center                CA       Los Angeles           Pacific       1995      1999     135,883     135,883
El Cerrito Plaza               JV-MD     CA      San Francisco          Pacific       2000      2000     254,840     255,952
El Norte Parkway Plaza                   CA        San Diego            Pacific       1984      1999      87,990      87,990
Encina Grande                            CA         Oakland             Pacific       1965      1999     102,499     102,499
Friars-Mission Center                    CA        San Diego            Pacific       1989      1999     146,898     146,897
Garden Village Shopping Center  JV-M     CA       Los Angeles           Pacific       2000      2000     112,957     112,957
Gelson's Westlake                        CA         Ventura             Pacific       2002      2002      82,315      84,831
Gilroy                                   CA        San Jose             Pacific       2002      2002     123,709     330,484
Heritage Plaza                           CA      Orange County          Pacific       1981      1999     231,102     231,602
Hermosa Beach                   JV-O     CA       Los Angeles           Pacific       2003      2003           -      13,212
Loehmann's Plaza Calif                   CA        San Jose             Pacific       1983      1999     113,310     113,310
Valencia Crossroads                      CA       Los Angeles           Pacific       2002      2002     179,227     180,517
Morningside Plaza                        CA      Orange County          Pacific       1996      1999      91,600      91,600
Newland Center                           CA      Orange County          Pacific       1985      1999     166,492     166,492
Oakbrook Plaza                           CA         Ventura             Pacific       1982      1999      83,279      83,279
Park Plaza Shopping Center      JV-C     CA       Los Angeles           Pacific       1991      2001     193,529     193,529
Plaza Hermosa                            CA       Los Angeles           Pacific       1984      1999      94,940      94,940
Powell Street Plaza                      CA         Oakland             Pacific       1987      2001     165,920     165,920
Prairie City Crossing                    CA       Sacramento            Pacific       1999      1999      82,503      82,503
Rona Plaza                               CA      Orange County          Pacific       1989      1999      51,754      51,754
Rosecrans & Inglewood                    CA       Los Angeles           Pacific       2002      2002      12,000      12,000
San Leandro Plaza                        CA         Oakland             Pacific       1982      1999      50,432      50,432
Santa Ana Downtown Plaza                 CA      Orange County          Pacific       1987      1999     100,305     100,305
Seal Beach                      JV-C     CA      Orange County          Pacific       1966      2002      85,910      74,215
Sequoia Station                          CA      San Francisco          Pacific       1996      1999     103,148     103,148
Slatten Ranch                   JV-O     CA         Oakland             Pacific       2002      2002     220,162     207,197
Strawflower Village                      CA      San Francisco          Pacific       1985      1999      78,827      78,827
Tassajara Crossing                       CA         Oakland             Pacific       1990      1999     146,188     146,188
Twin Peaks Plaza                         CA        San Diego            Pacific       1988      1999     198,139     198,139
Ventura Village Shopping Ctr             CA         Ventura             Pacific       1984      1999      76,070      76,070
Vista Village Phase I                    CA        San Diego            Pacific       2002      2002     129,520     130,262
Vista Village Phase II                   CA        San Diego            Pacific       2002      2002           -      73,388
West Park Plaza                          CA        San Jose             Pacific       1996      1999      88,103      88,103
Westlake Plaza and Center                CA         Ventura             Pacific       1975      1999     190,525     190,525
Westridge Center                         CA       Los Angeles           Pacific       2001      2001      87,284      97,286
Woodman - Van Nuys                       CA       Los Angeles           Pacific       1992      1999     107,614     107,614
Woodside Central Plaza                   CA      San Francisco          Pacific       1993      1999      80,591      80,591
------------------------------------------------------------------------------------------------------------------------------
                                         CA                                                            5,125,030   5,489,582
==============================================================================================================================




                                     % Leased
                                     --------
                                                        Grocery Anchor
        Property Name            Dec-02    Sep '03          GLA                           Grocery Anchor
-------------------------------------------------------------------------------------------------------------------

       Pacific Region
       --------------
230th & Hawthorne                100.00%   103.2%                -                              --
Amerige Heights Town Center       98.52%   100.0%           57,560                          Albertson's
Bear Creek Village Center           NA      56.1%           42,362                        Stater Brother
Blossom Valley Shopping Ctr      100.00%    95.7%           34,208                            Safeway
Campus Marketplace                94.39%   100.0%           58,527                            Ralph's
Corral Hollow                    100.00%   100.0%           65,715                            Safeway
Costa Verde                      100.00%   100.0%           40,000                          Albertson's
Country Club Village - Calif     100.00%   100.0%           50,320                            Ralph's
Diablo Plaza                     100.00%    91.3%           53,000                            Safeway
El Camino Shopping Center        100.00%    95.1%           35,650                       Von's Food & Drug
El Cerrito Plaza                  92.42%    96.6%           77,888                   Albertson's/Trader Joe's
El Norte Parkway Plaza            96.41%   100.0%           42,315                       Von's Food & Drug
Encina Grande                    100.00%   100.0%           22,500                            Safeway
Friars-Mission Center            100.00%   100.0%           55,303                            Ralph's
Garden Village Shopping Center    97.12%    96.4%           57,050                          Albertson's
Gelson's Westlake                 90.14%    81.9%           37,500                            Gelsons
Gilroy                             0.00%    74.9%                -                              --
Heritage Plaza                    96.89%    98.9%           44,376                            Ralph's
Hermosa Beach                       NA     100.0%                -                              --
Loehmann's Plaza Calif           100.00%    98.0%           53,000                            Safeway
Valencia Crossroads               69.22%    98.2%           35,000                          Whole Foods
Morningside Plaza                100.00%   100.0%           42,630                        Stater Brother
Newland Center                    99.08%    99.1%           58,000                            Lucky's
Oakbrook Plaza                   100.00%   100.0%           43,842                          Albertson's
Park Plaza Shopping Center        96.00%    91.6%           28,210                       Von's Food & Drug
Plaza Hermosa                    100.00%    94.7%           36,800                       Von's Food & Drug
Powell Street Plaza              100.00%    98.1%           10,122                         Trader Joe's
Prairie City Crossing            100.00%   100.0%           55,255                            Safeway
Rona Plaza                       100.00%    97.7%           37,194                          Food 4 Less
Rosecrans & Inglewood            100.00%   100.0%                -                              --
San Leandro Plaza                100.00%   100.0%           38,250                            Safeway
Santa Ana Downtown Plaza         100.00%   100.0%           37,972                          Food 4 Less
Seal Beach                       100.00%    98.9%           25,000                           Pavilions
Sequoia Station                  100.00%   100.0%           62,050                            Safeway
Slatten Ranch                     33.59%    96.7%                -                              --
Strawflower Village              100.00%   100.0%           33,753                            Safeway
Tassajara Crossing               100.00%   100.0%           56,496                            Safeway
Twin Peaks Plaza                  99.68%    97.9%           44,686                          Albertson's
Ventura Village Shopping Ctr     100.00%    97.9%           42,500                       Von's Food & Drug
Vista Village Phase I             69.17%    70.6%                -                              --
Vista Village Phase II              NA      42.8%                -                              --
West Park Plaza                  100.00%   100.0%           24,712                            Safeway
Westlake Plaza and Center         97.49%    97.6%           41,300                       Von's Food & Drug
Westridge Center                  88.66%    95.7%           50,216                          Albertson's
Woodman - Van Nuys               100.00%    98.7%           77,648                            Gigante
Woodside Central Plaza           100.00%   100.0%                -                              --
-------------------------------------------------------------------------------------------------------------------
                                   91.4%    94.5%        1,708,910                              39
===================================================================================================================

                                                                  PORTFOLIO SUMMARY REPORT BY REGION
                                                                          September 30, 2003

                                                                                                          Company Owned GLA
                                                                                                          -----------------
                                                                                   Yr Const or   Year
        Property Name            JV    State          MSA               Region     Last Rnvtn  Acquired  Dec-02     Sep '03
------------------------------------------------------------------------------------------------------------------------------

Cherry Park Market Center                OR        Portland             Pacific       1997      1999     113,518     113,518
Hillsboro Market Center         JV-M     OR        Portland             Pacific       2000      2000     150,356     154,106
McMinnville Market Center                OR        Portland             Pacific       2003      2003           -      73,933
Murrayhill Marketplace                   OR        Portland             Pacific       1988      1999     149,214     149,215
Sherwood Crossroads                      OR        Portland             Pacific       1999      1999      88,489      84,266
Sherwood Market Center                   OR        Portland             Pacific       1995      1999     124,256     124,257
Sunnyside 205                            OR        Portland             Pacific       1988      1999      53,094      53,094
Walker Center                            OR        Portland             Pacific       1987      1999      89,609      89,609
West Hills Plaza                         OR        Portland             Pacific       1998      1999      53,579           -
------------------------------------------------------------------------------------------------------------------------------
                                         OR                                                              822,115     841,998
==============================================================================================================================
Cascade Plaza                   JV-C     WA         Seattle             Pacific       1999      1999     217,657     217,657
Inglewood Plaza                          WA         Seattle             Pacific       1985      1999      17,253      17,253
James Center                    JV-M     WA         Tacoma              Pacific       1999      1999     140,240     140,240
Padden Parkway                           WA        Portland             Pacific       2002      2002      54,473      88,613
Pine Lake Village                        WA         Seattle             Pacific       1989      1999     102,953     102,953
Sammamish Highland                       WA         Seattle             Pacific       1992      1999     101,289     101,289
South Point Plaza                        WA         Seattle             Pacific       1997      1999     190,355     190,355
Southcenter Plaza                        WA         Seattle             Pacific       1990      1999      58,282      58,282
Thomas Lake Center                       WA         Seattle             Pacific       1998      1999     103,872     103,872
------------------------------------------------------------------------------------------------------------------------------
                                         WA                                                              986,374   1,020,514
------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                         Pacific                        6,933,519   7,352,094
==============================================================================================================================
      Southeast Region
      ----------------
Bonner's Point                           AL          None              Southeast      1985      1993      87,282      87,282
Country Club Ala                         AL       Montgomery           Southeast      1991      1993      67,622      67,622
Southgate Village Shopping
   Center                       JV-M     AL       Birmingham           Southeast      1988      2001      75,392      75,092
The Marketplace - Alexander City         AL          None              Southeast      1987      1993     162,723     162,723
Phenix Crossing                          AL          None              Southeast      2003      2003           -      56,564
Trace Crossing Shopping Center           AL       Birmingham           Southeast      2001      2001      74,130      74,130
Valleydale Village Shopping
  Center                                 AL       Birmingham           Southeast      2002      2002     118,466     118,466
Village in Trussville, The               AL       Birmingham           Southeast      1987      1993      59,281      56,356
------------------------------------------------------------------------------------------------------------------------------
                                         AL                                                              644,896     698,235
==============================================================================================================================
Anastasia Plaza                 JV-M     FL      Jacksonville          Southeast      1988      1993     102,342     102,342
Aventura                                 FL          Miami             Southeast      1974      1994     102,876     102,876
Beneva Village Shops                     FL        Sarasota            Southeast      1987      1998     141,532     141,532
Berkshire Commons                        FL         Naples             Southeast      1992      1994     106,354     106,334
Bloomingdale Square                      FL          Tampa             Southeast      1987      1998     267,935     267,935
Bolton Plaza                             FL      Jacksonville          Southeast      1988      1994     172,938     172,938
Boynton Lakes Plaza                      FL     West Palm Beach        Southeast      1993      1997     130,924     130,924
Carriage Gate                            FL       Tallahassee          Southeast      1978      1994      76,833      76,833
Center of Seven Springs                  FL          Tampa             Southeast      1986      1994     162,580           -
Chasewood Plaza                          FL     West Palm Beach        Southeast      1986      1993     141,178     155,803
Chasewood Storage                        FL     West Palm Beach        Southeast      1986      1993      42,810           -
Courtyard, The                           FL      Jacksonville          Southeast      1987      1993     137,256     137,256
East Port Plaza                          FL       Fort Pierce          Southeast      1991      1997     235,842     235,842
East Towne Shopping Center               FL         Orlando            Southeast      2002      2002      69,841      69,841
Fleming Island Shopping Ctr              FL      Jacksonville          Southeast      2000      1998     136,662     136,662
Garden Square Shopping Ctr               FL          Miami             Southeast      1991      1997      90,258      90,258
Grande Oaks                              FL   Ft Myers-Cape Coral      Southeast      2000      2000      78,784      78,784
Highlands Square Shopping Ctr            FL      Jacksonville          Southeast      1999      1998     272,554     262,194




                                       % Leased
                                       --------
                                                          Grocery Anchor
        Property Name              Dec-02    Sep '03          GLA                           Grocery Anchor
---------------------------------------------------------------------------------------------------------------------

Cherry Park Market Center           88.57%    91.7%           55,164                            Safeway
Hillsboro Market Center             95.06%    93.6%           57,370                          Albertson's
McMinnville Market Center             NA      76.4%           53,667                          Albertson's
Murrayhill Marketplace              90.17%    88.6%           41,132                            Safeway
Sherwood Crossroads                 87.00%    95.7%           55,150                            Safeway
Sherwood Market Center              98.01%    98.3%           49,793                          Albertson's
Sunnyside 205                       96.33%   100.0%                -                              --
Walker Center                      100.00%    94.0%                -                              --
West Hills Plaza                    98.13%     0.0%                -                              --
---------------------------------------------------------------------------------------------------------------------
                                     93.7%    92.3%          312,276                               6
=====================================================================================================================
Cascade Plaza                       99.50%    99.2%           49,440                            Safeway
Inglewood Plaza                    100.00%   100.0%                -                              --
James Center                        95.46%    94.2%           68,273                           Fred Myer
Padden Parkway                      96.27%    70.2%           52,443                          Albertson's
Pine Lake Village                  100.00%   100.0%           40,982                         Quality Foods
Sammamish Highland                 100.00%    97.2%           55,000                            Safeway
South Point Plaza                  100.00%   100.0%           55,443                         Cost Cutters
Southcenter Plaza                   95.20%   100.0%                -                              --
Thomas Lake Center                 100.00%   100.0%           50,065                          Albertson's
---------------------------------------------------------------------------------------------------------------------
                                     98.8%    96.2%          371,646                               7
---------------------------------------------------------------------------------------------------------------------
Regional Totals                      92.7%    94.5%        2,392,832                              52
=====================================================================================================================
      Southeast Region
      ----------------
Bonner's Point                      98.63%   100.0%           34,700                          Winn-Dixie
Country Club Ala                    92.90%    92.9%           35,922                          Winn-Dixie
Southgate Village Shopping
   Center                           97.28%    98.9%           46,733                            Publix
The Marketplace - Alexander City    96.38%    95.7%           47,668                          Winn-Dixie
Phenix Crossing                       NA      68.9%           38,997                            Publix
Trace Crossing Shopping Center      87.17%    88.8%           51,420                            Publix
Valleydale Village Shopping
  Center                            77.75%    63.5%           44,271                            Publix
Village in Trussville, The          79.88%    84.0%           38,380                            Bruno's
---------------------------------------------------------------------------------------------------------------------
                                     90.4%    87.0%          338,091                               8
=====================================================================================================================
Anastasia Plaza                     97.65%    90.7%           48,555                            Publix
Aventura                            94.95%    84.5%           35,908                            Publix
Beneva Village Shops                97.99%    94.9%           42,112                            Publix
Berkshire Commons                   97.60%   100.0%           65,537                            Publix
Bloomingdale Square                 99.62%    99.6%           39,795                            Publix
Bolton Plaza                        96.53%    98.8%                -                              --
Boynton Lakes Plaza                 98.39%    98.4%           56,000                          Winn-Dixie
Carriage Gate                       87.56%    87.6%                -                              --
Center of Seven Springs             37.84%     0.0%                -                              --
Chasewood Plaza                     91.56%    97.1%           39,795                            Publix
Chasewood Storage                  100.00%     0.0%                -                              --
Courtyard, The                     100.00%   100.0%           62,771                          Albertson's
East Port Plaza                     55.34%    56.4%           42,112                            Publix
East Towne Shopping Center          64.20%    74.2%           44,840                            Publix
Fleming Island Shopping Ctr         95.89%    98.3%           47,955                            Publix
Garden Square Shopping Ctr          98.59%    96.1%           42,112                            Publix
Grande Oaks                         93.15%    96.4%           54,379                            Publix
Highlands Square Shopping Ctr       88.77%    97.3%           84,314                       Publix/Winn-Dixie


                                                                  PORTFOLIO SUMMARY REPORT BY REGION
                                                                          September 30, 2003

                                                                                                          Company Owned GLA
                                                                                                          -----------------
                                                                                   Yr Const or   Year
        Property Name            JV    State          MSA               Region     Last Rnvtn  Acquired  Dec-02     Sep '03
------------------------------------------------------------------------------------------------------------------------------

John's Creek Shopping Center             FL      Jacksonville          Southeast      2003      2003           -      75,041
Julington Village               JV-C     FL      Jacksonville          Southeast      1999      1999      81,821      81,821
Kings Crossing - Sun City       JV-M     FL          Tampa             Southeast      1999      1999      75,020      75,020
Lynn Haven                      JV-M     FL       Panama City          Southeast      2001      2001      63,871      63,871
Mainstreet Square Shopping Ctr           FL         Orlando            Southeast      1988      1997     107,134     107,134
Mariner's Village Shopping Ctr           FL         Orlando            Southeast      1986      1997     117,690     138,940
Market Place - St. Petersburg            FL          Tampa             Southeast      1983      1995      90,296      90,296
Martin Downs Village Center              FL       Fort Pierce          Southeast      1985      1993     121,946     121,946
Martin Downs Village Shoppes             FL       Fort Pierce          Southeast      1998      1993      49,773      49,773
Millhopper Shopping Center               FL       Gainesville          Southeast      1974      1993      84,065      84,065
Newberry Square                          FL       Gainesville          Southeast      1986      1994     180,524     180,524
Ocala Corners                   JV-M     FL       Tallahassee          Southeast      2000      2000      86,772      86,772
Ocean Breeze Plaza                       FL       Fort Pierce          Southeast      1985      1993     108,209     108,209
Old St. Augustine Plaza                  FL      Jacksonville          Southeast      1990      1996     175,459     175,459
Palm Harbour Shopping Ctr                FL      Daytona Beach         Southeast      1991      1996     172,758     172,758
Palm Trails Plaza                        FL     Fort Lauderdale        Southeast      1998      1997      76,067      76,067
Peachland Promenade                      FL       Punta Gorda          Southeast      1991      1995      82,082      82,082
Pebblebrooke Plaza              JV-M     FL         Naples             Southeast      2000      2000      76,767      76,767
Pine Tree Plaza                          FL      Jacksonville          Southeast      1999      1997      60,787      60,787
Regency Court                            FL      Jacksonville          Southeast      1992      1997     218,648     218,648
Regency Square at Brandon                FL          Tampa             Southeast      1986      1993     349,848     349,848
Regency Village                 JV-O     FL         Orlando            Southeast      2000      2000      83,170      83,170
Shoppes at 104                  JV-M     FL          Miami             Southeast      1990      1998     108,190     108,192
Shops of San Marco              JV-O     FL     West Palm Beach        Southeast      2002      2002      91,538      91,538
Starke (US 301 & SR 100)                 FL      Jacksonville          Southeast      2000      2000      12,738      12,738
Tequesta Shoppes                         FL     West Palm Beach        Southeast      1986      1996     109,937           -
Terrace Walk                             FL          Tampa             Southeast      1990      1993      50,936           -
Town Center at Martin Downs              FL       Fort Pierce          Southeast      1996      1996      64,546      64,546
Town Square                              FL          Tampa             Southeast      1999      1997      44,679      44,679
University Collection                    FL          Tampa             Southeast      1984      1996     106,899     106,899
University Marketplace                   FL          Miami             Southeast      1990      1993     129,121     129,121
Village Center 6 -Tampa                  FL          Tampa             Southeast      1993      1995     181,110     181,110
Vineyard Shopping Center                 FL       Tallahassee          Southeast      2001      2001      62,821      62,821
Welleby Plaza                            FL     Fort Lauderdale        Southeast      1982      1996     109,949     109,949
Wellington Town Square                   FL     West Palm Beach        Southeast      1982      1996     105,150     105,150
Willa Springs                            FL         Orlando            Southeast      2000      2000      83,730      89,930
------------------------------------------------------------------------------------------------------------------------------
                                         FL                                                            6,193,550   5,934,025
==============================================================================================================================

Ashford Place                            GA         Atlanta            Southeast      1993      1997      53,450      53,450
Briarcliff LaVista Shopping Ctr          GA         Atlanta            Southeast      1962      1997      39,203      39,203
Briarcliff Village                       GA         Atlanta            Southeast      1990      1997     187,156     187,156
Buckhead Court                           GA         Atlanta            Southeast      1984      1997      55,229      55,235
Cambridge Square Shopping Ctr            GA         Atlanta            Southeast      1979      1996      77,629      71,475
Cromwell Square                          GA         Atlanta            Southeast      1990      1997      70,282      70,282
Cumming 400                              GA         Atlanta            Southeast      1994      1997     126,900     126,900
Delk Spectrum                            GA         Atlanta            Southeast      1991      1998     100,880     100,539
Dunwoody Hall                            GA         Atlanta            Southeast      1986      1997      89,511      89,351
Dunwoody Village                         GA         Atlanta            Southeast      1975      1997     120,597     120,597
Killian Hill Market             JV-M     GA         Atlanta            Southeast      2000      2000     113,227     113,216
LaGrange Marketplace                     GA      Augusta-Aiken         Southeast      1989      1993      76,327      76,327
Loehmann's Plaza Georgia                 GA         Atlanta            Southeast      1986      1997     137,601     137,601
Lovejoy Station                 JV-M     GA         Atlanta            Southeast      1995      1997      77,336      77,336




                                       % Leased
                                       --------
                                                          Grocery Anchor
        Property Name              Dec-02    Sep '03          GLA                           Grocery Anchor
---------------------------------------------------------------------------------------------------------------------

John's Creek Shopping Center          NA      59.8%           44,840                            Publix
Julington Village                  100.00%   100.0%           51,420                            Publix
Kings Crossing - Sun City           96.80%   100.0%           51,420                            Publix
Lynn Haven                          93.42%   100.0%           44,271                            Publix
Mainstreet Square Shopping Ctr      90.52%    87.7%           56,000                          Winn-Dixie
Mariner's Village Shopping Ctr      78.96%    95.8%           45,500                          Winn-Dixie
Market Place - St. Petersburg       97.64%    98.8%           36,464                            Publix
Martin Downs Village Center         96.72%    98.7%                -                              --
Martin Downs Village Shoppes        92.31%    86.3%                -                              --
Millhopper Shopping Center         100.00%   100.0%           37,244                            Publix
Newberry Square                     99.42%    96.0%           39,795                            Publix
Ocala Corners                      100.00%   100.0%           61,171                            Publix
Ocean Breeze Plaza                  84.66%    82.8%           36,464                            Publix
Old St. Augustine Plaza             95.13%   100.0%           51,832                            Publix
Palm Harbour Shopping Ctr           99.24%    99.2%           45,254                            Publix
Palm Trails Plaza                   97.57%   100.0%           59,562                          Winn-Dixie
Peachland Promenade                 96.93%    94.1%           48,890                            Publix
Pebblebrooke Plaza                 100.00%   100.0%           61,166                            Publix
Pine Tree Plaza                    100.00%   100.0%           37,866                            Publix
Regency Court                       79.45%    96.9%                -                              --
Regency Square at Brandon           98.18%    96.0%                -                              --
Regency Village                     87.49%    89.4%           54,379                            Publix
Shoppes at 104                      98.62%    98.7%           46,368                          Winn-Dixie
Shops of San Marco                  58.63%   100.0%           44,271                            Publix
Starke (US 301 & SR 100)           100.00%   100.0%                -                              --
Tequesta Shoppes                    88.83%     0.0%                -                              --
Terrace Walk                        90.23%     0.0%                -                              --
Town Center at Martin Downs        100.00%   100.0%           56,146                            Publix
Town Square                         99.32%    87.5%                -                              --
University Collection               96.21%   100.0%           40,143                         Kash N Karry
University Marketplace              85.75%    94.3%           63,139                          Albertson's
Village Center 6 -Tampa             98.43%    96.4%           36,434                            Publix
Vineyard Shopping Center            81.61%    81.6%           44,271                            Publix
Welleby Plaza                       95.44%    98.9%           46,779                            Publix
Wellington Town Square              98.94%    92.2%           36,464                            Publix
Willa Springs                      100.00%   100.0%           44,271                            Publix
---------------------------------------------------------------------------------------------------------------------
                                     90.9%    94.1%        2,028,009                              42
=====================================================================================================================

Ashford Place                       98.57%    98.6%                -                              --
Briarcliff LaVista Shopping Ctr     89.57%   100.0%                -                              --
Briarcliff Village                  99.77%    97.2%           43,454                            Publix
Buckhead Court                      90.47%    81.2%                -                              --
Cambridge Square Shopping Ctr       92.36%   100.0%           40,852                            Kroger
Cromwell Square                     95.09%   100.0%                -                              --
Cumming 400                         97.01%    95.9%           56,146                            Publix
Delk Spectrum                      100.00%   100.0%           45,044                            Publix
Dunwoody Hall                       98.37%   100.0%           44,271                            Publix
Dunwoody Village                    88.66%    92.6%           18,400                         Fresh Market
Killian Hill Market                 78.35%    92.5%           54,340                            Publix
LaGrange Marketplace                90.30%    91.9%           46,733                          Winn-Dixie
Loehmann's Plaza Georgia            92.18%    88.7%                -                              --
Lovejoy Station                    100.00%    95.0%           47,955                            Publix

                                                                  PORTFOLIO SUMMARY REPORT BY REGION
                                                                          September 30, 2003

                                                                                                          Company Owned GLA
                                                                                                          -----------------
                                                                                   Yr Const or   Year
        Property Name            JV    State          MSA               Region     Last Rnvtn  Acquired  Dec-02     Sep '03
------------------------------------------------------------------------------------------------------------------------------

Memorial Bend                            GA         Atlanta            Southeast      1995      1997     177,283     177,283
Orchard Square                  JV-M     GA         Atlanta            Southeast      1987      1995      93,222      93,222
Paces Ferry Plaza                        GA         Atlanta            Southeast      1987      1997      61,696      61,696
Parkway Station                          GA          Macon             Southeast      1983      1996      94,290      94,290
Powers Ferry Square                      GA         Atlanta            Southeast      1987      1997      97,704      97,704
Powers Ferry Village                     GA         Atlanta            Southeast      1994      1997      78,995      78,996
Rivermont Station                        GA         Atlanta            Southeast      1996      1997      90,267      90,267
Roswell Village                 JV-C     GA         Atlanta            Southeast      1997      1997     145,334     145,334
Russell Ridge                            GA         Atlanta            Southeast      1995      1994      98,558      98,558
Sandy Plains Village I & II              GA         Atlanta            Southeast      1992      1996     175,035           -
------------------------------------------------------------------------------------------------------------------------------
                                         GA                                                            2,437,712   2,256,018
==============================================================================================================================
Bent Tree Plaza                          NC         Raleigh            Southeast      1994      1998      79,503      79,503
Carmel Commons                           NC        Charlotte           Southeast      1979      1997     132,651     132,651
Garner Towne Square                      NC         Raleigh            Southeast      1998      1998     221,576     221,776
Glenwood Village                         NC         Raleigh            Southeast      1983      1997      42,864      42,864
Kernersville Marketplace SC              NC       Greensboro           Southeast      1997      1998      72,590      72,590
Lake Pine Plaza                          NC         Raleigh            Southeast      1997      1998      87,691      87,691
Maynard Crossing Shopping Ctr            NC         Raleigh            Southeast      1997      1998     122,814     122,814
Oakley Plaza                    JV-M     NC        Asheville           Southeast      1988      1997     118,728           -
Sedgefield Village                       NC       Greensboro           Southeast      2000      2000      56,630           -
Southpoint Crossing                      NC         Raleigh            Southeast      1998      1998     103,128     103,128
Union Square Shopping Center             NC        Charlotte           Southeast      1989      1996      97,191      97,191
Woodcroft Shopping Center                NC         Raleigh            Southeast      1984      1996      89,835      89,835
------------------------------------------------------------------------------------------------------------------------------
                                         NC                                                            1,225,201   1,050,043
==============================================================================================================================
Merchants Village               JV-M     SC       Charleston           Southeast      1997      1997      79,724      79,724
Murray Landing                           SC        Columbia            Southeast      2002      2002      64,041      64,441
Pelham Commons                           SC       Greenville           Southeast      2002      2002      76,271      76,541
Queensborough Shopping Ctr      JV-O     SC       Charleston           Southeast      1993      1998      82,333      82,333
Rosewood Shopping Center        JV-M     SC        Columbia            Southeast      2001      2001      36,887      36,887
------------------------------------------------------------------------------------------------------------------------------
                                         SC                                                              339,256     339,926
==============================================================================================================================
Dickson (Hwy 46 & 70)                    TN          None              Southeast      1998      1998      10,908      10,908
Harpeth Village                          TN        Nashville           Southeast      1998      1997      70,091      70,091
Nashboro Village                         TN        Nashville           Southeast      1998      1998      86,811      86,811
Northlake Village                        TN        Nashville           Southeast      1988      2000     151,629     151,629
Peartree Village                         TN        Nashville           Southeast      1997      1997     114,795     114,795
West End Avenue                          TN        Nashville           Southeast      1998      1998      10,000      10,000
------------------------------------------------------------------------------------------------------------------------------
                                         TN                                                              444,234     444,234
------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                        Southeast                      11,284,849  10,722,481
==============================================================================================================================




                                     % Leased
                                     --------
                                                        Grocery Anchor
        Property Name            Dec-02    Sep '03          GLA                           Grocery Anchor
-------------------------------------------------------------------------------------------------------------------

Memorial Bend                     93.41%    96.2%           56,146                            Publix
Orchard Square                    96.14%    94.9%           44,271                            Publix
Paces Ferry Plaza                100.00%   100.0%                -                              --
Parkway Station                   83.04%    77.6%           42,130                            Kroger
Powers Ferry Square               89.49%    91.6%                -                              --
Powers Ferry Village              99.87%    99.9%           47,955                            Publix
Rivermont Station                100.00%   100.0%           58,261                            Kroger
Roswell Village                   79.80%    82.1%           37,888                            Publix
Russell Ridge                    100.00%   100.0%           63,296                            Kroger
Sandy Plains Village I & II       91.92%     0.0%                -                              --
-------------------------------------------------------------------------------------------------------------------
                                   93.2%    94.2%          747,142                              16
===================================================================================================================
Bent Tree Plaza                  100.00%   100.0%           54,153                            Kroger
Carmel Commons                    98.04%    96.4%           14,300                         Fresh Market
Garner Towne Square              100.00%   100.0%           57,590                            Kroger
Glenwood Village                  86.24%    91.8%           27,764                         Harris Teeter
Kernersville Marketplace SC       97.93%   100.0%           57,590                         Harris Teeter
Lake Pine Plaza                  100.00%   100.0%           57,590                            Kroger
Maynard Crossing Shopping Ctr     97.84%    97.8%           55,973                            Kroger
Oakley Plaza                      98.48%     0.0%                -                              --
Sedgefield Village                76.87%     0.0%                -                              --
Southpoint Crossing              100.00%   100.0%           59,160                            Kroger
Union Square Shopping Center     100.00%   100.0%           33,000                         Harris Teeter
Woodcroft Shopping Center         98.40%    98.4%           40,832                           Food Lion
-------------------------------------------------------------------------------------------------------------------
                                   97.6%    98.8%          457,952                              10
===================================================================================================================
Merchants Village                100.00%   100.0%           37,888                            Publix
Murray Landing                    76.58%    91.5%           44,840                            Publix
Pelham Commons                    58.04%    82.7%           44,271                            Publix
Queensborough Shopping Ctr       100.00%   100.0%           65,796                            Publix
Rosewood Shopping Center          95.12%    95.1%           27,887                            Publix
-------------------------------------------------------------------------------------------------------------------
                                   85.6%    94.0%          220,682                               5
===================================================================================================================
Dickson (Hwy 46 & 70)            100.00%   100.0%                -                              --
Harpeth Village                  100.00%   100.0%           55,377                            Publix
Nashboro Village                  96.77%    95.2%           61,224                            Kroger
Northlake Village                 88.07%    96.8%           64,537                            Kroger
Peartree Village                 100.00%   100.0%           65,538                         Harris Teeter
West End Avenue                  100.00%   100.0%                -                              --
-------------------------------------------------------------------------------------------------------------------
                                   95.3%    98.0%          246,676                               4
-------------------------------------------------------------------------------------------------------------------
Regional Totals                    92.1%    94.3%        4,038,552                              85
===================================================================================================================

                                                                  PORTFOLIO SUMMARY REPORT BY REGION
                                                                          September 30, 2003

                                                                                                          Company Owned GLA
                                                                                                          -----------------
                                                                                   Yr Const or   Year
        Property Name            JV    State          MSA               Region     Last Rnvtn  Acquired  Dec-02     Sep '03
------------------------------------------------------------------------------------------------------------------------------

      Southwest Region
      ----------------
Carefree Marketplace                     AZ         Phoenix            Southwest      2000      2000      24,697           -
Palm Valley Marketplace         JV-C     AZ         Phoenix            Southwest      1999      2001     107,630     107,629
Paseo Village                            AZ         Phoenix            Southwest      1998      1999      92,399      92,399
Pima Crossing                            AZ         Phoenix            Southwest      1996      1999     236,539     236,539
Stonebridge Center                       AZ         Phoenix            Southwest      2000      2000      30,235      30,236
The Provinces Shopping Ctr               AZ         Phoenix            Southwest      2000      2000      34,201      34,202
------------------------------------------------------------------------------------------------------------------------------
                                         AZ                                                              525,701     501,005
==============================================================================================================================
Boulevard Center                         CO         Denver             Southwest      1986      1999      88,511      88,511
Buckley Square                           CO         Denver             Southwest      1978      1999     111,146     111,146
Centerplace of Greeley                   CO         Greeley            Southwest      2002      2002     148,110     246,753
Cheyenne Meadows Center         JV-M     CO    Colorado Springs        Southwest      1998      1998      89,893      89,893
Crossroads Commons              JV-C     CO         Boulder            Southwest      1986      2001     144,288     144,288
Hilltop Village                          CO         Denver             Southwest      2002      2002      99,836     100,028
Jackson Creek Crossing                   CO    Colorado Springs        Southwest      1999      1998      85,263      85,263
Leetsdale Marketplace                    CO         Denver             Southwest      1993      1999     119,916     119,916
Littleton Square                         CO         Denver             Southwest      1997      1999      94,257      94,257
Lloyd King Center                        CO         Denver             Southwest      1998      1998      83,326      83,326
New Windsor Marketplace                  CO         Greeley            Southwest      2002      2002      94,950      94,921
Redlands Marketplace                     CO     Grand Junction         Southwest      1999      1999      14,659           -
Stroh Ranch Center                       CO         Denver             Southwest      1998      1998      93,436      93,436
Willow Creek Center             JV-C     CO         Denver             Southwest      1985      2001     166,421     166,421
Woodmen Plaza                            CO    Colorado Springs        Southwest      1998      1998     104,558     104,558
------------------------------------------------------------------------------------------------------------------------------
                                         CO                                                            1,538,570   1,622,717
==============================================================================================================================
Addison Town Center             JV-C     TX         Dallas             Southwest      1993      2003           -     183,432
Alden Bridge                             TX         Houston            Southwest      1998      2002     138,952     138,952
Arapaho Village                          TX         Dallas             Southwest      1997      1999     103,033     103,033
Atascocita Center                        TX         Houston            Southwest      2002      2002      94,180      94,180
Bethany Park Place Shopping Ctr          TX         Dallas             Southwest      1998      1998      74,067      74,066
Casa Linda Plaza                         TX         Dallas             Southwest      1997      1999     324,639     324,639
Champion Forest Shopping Ctr             TX         Houston            Southwest      1983      1999     115,247     115,247
Cochran's Crossing                       TX         Houston            Southwest      1994      2002     138,192     138,192
Coles Center                             TX         Houston            Southwest      2001      2001      42,063      42,063
Cooper Street Plaza                      TX       Fort Worth           Southwest      1992      1999     133,196     133,196
Creekside Plaza                 JV-O     TX       Fort Worth           Southwest      1998      1998      96,816     101,016
Fort Bend Market                         TX         Houston            Southwest      2000      2000      30,158      30,164
Hancock Center                           TX         Austin             Southwest      1998      1999     410,438     410,438
Hebron Parkway Plaza            JV-M     TX         Dallas             Southwest      1999      1999      46,800      46,800
Hillcrest Village                        TX         Dallas             Southwest      1991      1999      14,530      14,530
Indian Springs Center           JV-O     TX         Houston            Southwest      2002      2002     135,977     135,756
Keller Town Center                       TX       Fort Worth           Southwest      1999      1999     114,937     114,937
Kleinwood Center                         TX         Houston            Southwest      2002      2002     152,959     152,906
Lebanon/Legacy Center                    TX         Dallas             Southwest      2000      2000      56,802      56,684




                                       % Leased
                                       --------
                                                          Grocery Anchor
        Property Name              Dec-02    Sep '03          GLA                           Grocery Anchor
---------------------------------------------------------------------------------------------------------------------

      Southwest Region
      ----------------
Carefree Marketplace                89.31%     0.0%                -                              --
Palm Valley Marketplace             98.14%    98.1%           55,403                            Safeway
Paseo Village                       97.45%    93.0%           23,800                             ABCO
Pima Crossing                       99.46%   100.0%                -                              --
Stonebridge Center                  78.41%    66.1%           55,250                            Safeway
The Provinces Shopping Ctr          80.78%    72.8%           55,256                            Safeway
---------------------------------------------------------------------------------------------------------------------
                                     95.9%    94.4%          189,709                               4
=====================================================================================================================
Boulevard Center                    96.27%    92.8%           52,700                            Safeway
Buckley Square                      94.50%    98.3%           62,400                         King Soopers
Centerplace of Greeley              39.22%    44.1%           58,092                            Safeway
Cheyenne Meadows Center             94.08%   100.0%           69,913                         King Soopers
Crossroads Commons                 100.00%    91.6%           40,846                          Whole Foods
Hilltop Village                     67.26%    83.7%           67,150                         King Soopers
Jackson Creek Crossing             100.00%   100.0%           69,913                         King Soopers
Leetsdale Marketplace              100.00%   100.0%           62,600                            Safeway
Littleton Square                    97.69%    99.1%           49,751                         King Soopers
Lloyd King Center                   98.37%   100.0%           61,040                         King Soopers
New Windsor Marketplace             69.04%    74.4%           65,550                         King Soopers
Redlands Marketplace                80.70%     0.0%                -                              --
Stroh Ranch Center                  98.50%   100.0%           69,719                         King Soopers
Willow Creek Center                 98.86%    96.4%           53,294                            Safeway
Woodmen Plaza                      100.00%   100.0%           69,716                         King Soopers
---------------------------------------------------------------------------------------------------------------------
                                     88.5%    87.3%          852,684                              14
=====================================================================================================================
Addison Town Center                   NA      73.9%                -                            Kroger
Alden Bridge                       100.00%    96.5%           67,768                            Kroger
Arapaho Village                     97.96%    86.6%           43,256                           Tom Thumb
Atascocita Center                   66.55%    71.0%           62,680                            Kroger
Bethany Park Place Shopping Ctr    100.00%   100.0%           58,374                            Kroger
Casa Linda Plaza                    83.68%    86.1%           59,561                          Albertson's
Champion Forest Shopping Ctr        94.21%    88.6%           56,457                        Randall's Food
Cochran's Crossing                 100.00%   100.0%           63,449                            Kroger
Coles Center                        88.08%    96.0%           67,493                        Randall's Food
Cooper Street Plaza                100.00%   100.0%                -                              --
Creekside Plaza                    100.00%    97.2%           60,932                            Kroger
Fort Bend Market                    72.15%    76.4%           67,106                            Kroger
Hancock Center                      91.20%   100.0%           90,217                            H.E.B.
Hebron Parkway Plaza                94.95%    88.0%           59,460                          Albertson's
Hillcrest Village                  100.00%   100.0%                -                              --
Indian Springs Center               57.46%    57.6%           78,132                            H.E.B.
Keller Town Center                  95.09%    96.7%           63,631                           Tom Thumb
Kleinwood Center                    57.63%    69.5%           78,348                            H.E.B.
Lebanon/Legacy Center               31.39%    54.6%           62,804                          Albertson's


                                                                  PORTFOLIO SUMMARY REPORT BY REGION
                                                                          September 30, 2003

                                                                                                          Company Owned GLA
                                                                                                          -----------------
                                                                                   Yr Const or   Year
        Property Name            JV    State          MSA               Region     Last Rnvtn  Acquired  Dec-02     Sep '03
-------------------------------------------------------------------------------------------------------------------------------

MacArthur Park - Phase 2        JV-C     TX         Dallas             Southwest      1999      1999     198,443     198,443
Main Street Center                       TX         Dallas             Southwest      2002      2002      32,680      32,665
Market at Preston Forest, The            TX         Dallas             Southwest      1990      1999      90,171      90,171
Market at Round Rock, The                TX         Austin             Southwest      1987      1999     123,347     123,046
Matlock Center                           TX         Dallas             Southwest      2000      2000      40,139      40,139
Mills Pointe                             TX         Dallas             Southwest      1986      1999     126,186     126,186
Mockingbird Commons                      TX         Dallas             Southwest      1987      1999     121,564     120,321
North Hills Town Center                  TX         Austin             Southwest      1995      1999     144,019     144,019
Northview Plaza                          TX         Dallas             Southwest      1991      1999     116,016     116,016
Overton Park Plaza              JV-C     TX       Fort Worth           Southwest      1991      2001     350,856     350,856
Panther Creek                            TX         Houston            Southwest      1994      2002     164,080     165,660
Preston Park Village                     TX         Dallas             Southwest      1985      1999     273,396     273,396
Prestonbrook Crossing                    TX         Dallas             Southwest      1998      1998      91,274      91,274
Prestonwood Park                         TX         Dallas             Southwest      1999      1999     101,024     101,024
Rockwall                                 TX         Dallas             Southwest      2002      2002      65,644      65,644
Shiloh Springs                           TX         Dallas             Southwest      1998      1998     110,040     110,040
Southlake - Village Center      JV-O     TX       Fort Worth           Southwest      1998      1998     118,092     118,092
Southpark                                TX          Tyler             Southwest      1997      1999     146,758     146,758
Sterling Ridge                           TX         Houston            Southwest      2000      2002     128,643     128,643
Sweetwater Plaza                JV-C     TX         Houston            Southwest      2000      2001     134,045     134,045
Trophy Club                              TX       Fort Worth           Southwest      1999      1999     106,607     106,607
Valley Ranch Centre                      TX         Dallas             Southwest      1997      1999     117,187     117,187
-------------------------------------------------------------------------------------------------------------------------------
                                         TX                                                            5,123,197   5,310,463
-------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                        Southwest                       7,187,468   7,434,185
===============================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
Regency Centers Total                                                                                 29,482,626  29,933,344
===============================================================================================================================




                                     % Leased
                                     --------
                                                        Grocery Anchor
        Property Name            Dec-02    Sep '03          GLA                           Grocery Anchor
-------------------------------------------------------------------------------------------------------------------

MacArthur Park - Phase 2         100.00%   100.0%           63,373                            Kroger
Main Street Center                18.21%    65.7%           62,322                          Albertson's
Market at Preston Forest, The    100.00%   100.0%           50,365                           Tom Thumb
Market at Round Rock, The         98.29%    99.4%           63,800                          Albertson's
Matlock Center                    34.51%    87.9%           42,000                           Wal-Mart
Mills Pointe                      92.13%    91.5%           52,688                           Tom Thumb
Mockingbird Commons               86.31%    91.1%           48,525                           Tom Thumb
North Hills Town Center           98.89%    99.0%           60,465                            H.E.B.
Northview Plaza                   91.10%    89.3%           58,890                            Kroger
Overton Park Plaza                99.10%    96.5%           59,561                          Albertson's
Panther Creek                     95.10%    93.4%           65,800                        Randall's Food
Preston Park Village              78.55%    76.2%           52,688                           Tom Thumb
Prestonbrook Crossing             96.86%   100.0%           63,373                            Kroger
Prestonwood Park                  85.86%    83.4%           62,322                          Albertson's
Rockwall                           0.00%     0.0%           57,017                           Tom Thumb
Shiloh Springs                   100.00%    93.6%           60,932                            Kroger
Southlake - Village Center        96.95%    97.9%           60,932                            Kroger
Southpark                         94.44%    94.4%           54,980                          Albertson's
Sterling Ridge                   100.00%   100.0%           63,373                            Kroger
Sweetwater Plaza                  92.67%    98.3%           65,241                            Kroger
Trophy Club                       83.80%    83.8%           63,654                           Tom Thumb
Valley Ranch Centre               88.97%    86.7%           55,750                           Tom Thumb
-------------------------------------------------------------------------------------------------------------------
                                   88.1%    89.1%        2,327,719                              39
-------------------------------------------------------------------------------------------------------------------
Regional Totals                    88.8%    89.1%        3,370,112                              57
===================================================================================================================



-------------------------------------------------------------------------------------------------------------------
Regency Centers Total              91.5%    92.9%       11,836,286                              228
===================================================================================================================

                               JV-C:   Joint Venture with Columbia (Oregon Public Employees Retirement Fund)
                               JV-M:   Joint Venture with Macquarie Country-wide U.S.
                               JV-MD:  Joint Venture with Macquarie Direct Property U.S.
                               JV-O:   Other, single property joint venture

        SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS
        September 30, 2003

                                                                                         % of                              # of
                                                                                      Annualized         Total # of       Leased
                                                      % to Company      Annualized     Company            Leased         Stores in
             Tenant                      Tenant GLA   Owned GLA *       Base Rent     Base Rent *         Stores            JVs
        ===========================================================================================================================
        Kroger                           3,573,148        12.0%        $26,675,326       8.67%              60              12
        Publix                           2,501,653        8.4%          16,293,475       5.29%              54              16
        Safeway                          1,804,567        6.0%          14,502,998       4.71%              37               6
        Albertsons                         967,140        3.2%           7,290,487       2.37%              18               6
        Blockbuster                        386,558        1.3%           6,615,207       2.15%              70              10
        Winn Dixie                         544,717        1.8%           3,677,240       1.19%              11               1
        Kohl's Department Store            266,621        0.9%           3,079,752       1.00%               3               0
        Walgreens                          252,776        0.8%           2,833,621       0.92%              18               2
        H.E.B. Grocery                     261,720        0.9%           2,484,166       0.81%               4               1
        Washington Mutual Bank             115,587        0.4%           2,423,134       0.79%              28               6
        Hallmark                           187,046        0.6%           2,374,278       0.77%              43               7
        Long's Drugs                       233,845        0.8%           2,059,653       0.67%              10               3
        Eckerd (JC Penney)                 177,192        0.6%           1,989,570       0.65%              19               1
        Harris Teeter                      183,892        0.6%           1,941,870       0.63%               4               0
        Starbucks                           82,804        0.3%           1,807,378       0.59%              53              14
        Subway                              89,628        0.3%           1,729,205       0.56%              72              14
        The UPS Store                      111,189        0.4%           1,702,325       0.55%              78              19
        Hollywood Video                     94,418        0.3%           1,604,381       0.52%              15               3
        Target                             240,086        0.8%           1,589,996       0.52%               2               0
        Petco                              131,791        0.4%           1,551,458       0.50%              10               3




                                                                                                                        # of Stores
        GLA owned & occupied by the anchor not included above:                                        # of Stores        w/ Leased
        ------------------------------------------------------                                        -----------        ---------

        Albertsons                                  439,518                                                7                25
        Safeway                                     549,016                                               10                47
        Kroger                                       67,106                                                1                61
        Target                                      890,494                                                7                 9
        Wal-Mart                                     42,000                                                1                 5
                                            ----------------
                                                  1,988,134
                                            ================


* GLA includes 100% of the GLA in unconsolidated joint ventures. Annualized Company Base Rent includes only Regency's pro-rata share of rent from unconsolidated joint ventures.

  TENANT LEASE EXPIRATIONS

The following table sets forth, for all leases in place as of September 30, 2003 a schedule of the lease expirations of operating properties for the next ten years, assuming that no tenants exercise renewal options:


                                                                                          In-Place              Percent of
                                                              Percent of                 Minimum Rent             Total
Lease Expiration                                             Total Company              Under Expiring           Minimum
     Year                    Expiring GLA                         SF                        Leases*              Rent**
================================================================================================================================

      (1)                        300,879                         1.1%                      4,004,329              1.4%
     2003                        337,200                         1.3%                      4,929,370              1.7%
     2004                      1,978,140                         7.5%                     29,434,928             10.1%
     2005                      2,339,961                         8.9%                     31,612,675             10.9%
     2006                      2,867,043                        10.9%                     37,255,549             12.8%
     2007                      2,946,806                        11.2%                     36,796,462             12.7%
     2008                      2,536,048                         9.6%                     28,790,449              9.9%
     2009                        921,241                         3.5%                      9,805,230              3.4%
     2010                        987,539                         3.7%                     10,500,544              3.6%
     2011                      1,106,991                         4.2%                     11,245,091              3.9%
     2012                      1,257,419                         4.8%                     13,067,051              4.5%
                       ================================================================================================---------
    10 Year Total             17,579,267                        66.6%                    217,441,678             74.9%

Thereafter                     8,815,247                        33.4%                     72,727,608             25.1%
                       ---------------------------------------------------------------------------------------------------------
                              26,394,514                       100.0%                    290,169,285            100.0%




--------------------------------------------------------------------------------

(1) Leases currently under month to month lease or in process of renewal

* GLA includes 100% of the GLA in unconsolidated joint ventures. Annualized Company Base Rent includes only Regency's pro-rata share of rent from unconsolidated joint ventures.


**Total rent includes minimum rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

  EARNINGS and VALUATION GUIDANCE
  September 30, 2003


  ($000s except per share numbers)                                                   Annual
                                                      ---------------------------------------------------------------------
                                                           2001A                   2002A                   2003E


  FFO / Share (for actuals please
     see related press release)                                                                         $2.93 - $2.99

  Operating Portfolio
    Occupancy                                              94.9%                   94.8%                   95.0%
    Same store growth                                       3.2%                   3.0%                2.25% - 2.75%
    Rental growth                                          10.5%                   10.8%                  8% - 10%
    Recovery rate                                          78.0%                   79.0%                  78% -82%
    Percentage rent                                       $5,834                  $5,443              $5,200 - $5,800

  Investment Activity
    Acquisitions - 100% REG owned                         $103,226               $106,704                 $35,194
    Acquisition cap rate                                    9.1%                   8.5%                     8.8%

    JV Acquisitions (gross $)                             $185,210               $246,773                 $300,000
    JV Acquisition cap rate                                 9.3%                   9.0%                  8% - 8.5%
    REG % Ownership                                         21%                     23%                     23%

    Dispositions - op. properties                         $38,363                $258,023           $175,000 - $200,000
    Dispositions cap rate                                   9.6%                   9.5%                  9% - 9.5%

    Development starts                                    $155,700               $335,505                 $300,000
    Development stabilizations - net                      $177,979               $287,049           $170,000 - $180,000
      development costs
    NOI yield on net dev. Costs                            10.4%                   10.4%                10% - 10.5%
    Development stabilizations - total                    $192,486               $310,206           $185,000 - $200,000
      costs after out parcel allocation
    NOI yield on total costs after                          9.6%                   9.6%                 9.3% - 9.5%
      out parcel allocation
    Out parcel sales gains                                $16,909                 $6,202             $10,000 - $15,000
    Third party fees and commissions                       $3,437                 $4,617                   $6,500

  Financing Assumptions
    Projected development funding (in process
       properties only)
    Debt / total assets before depreciation                 42%                    40.3%                    <43%
    Unsecured/secured debt offerings                      $220,000               $250,000
    --  interest rate                                       8.0%                   6.75%
    Capitalized interest/gross interest                    22.4%                   13.8%
    Capitalized interest                                  $21,195                 $13,754


  Net Asset Valuation Guidance                              3Q03
    Expansion land and out parcels available               34.32
    -- estimated market value                             $20,221
    NOI from CIP properties                                $1,748
    Straight-line rent receivable                         $20,621

 EARNINGS and VALUATION GUIDANCE
 September 30, 2003


 ($000s except per share numbers)                                                       Quarterly
                                                       ----------------------------------------------------------------------------
                                                          1Q03A                2Q03A              3Q03A              4Q03E

 FFO / Share (for actuals please
    see related press release)                                                                                    $0.87 - $0.93

 Operating Portfolio
   Occupancy                                              94.9%                95.3%              95.3%
   Same store growth                                      1.6%                 3.2%                3.0%
   Rental growth                                          9.7%                 9.0%               11.2%
   Recovery rate                                          80.7%                77.6%              85.4%
   Percentage rent                                        $310                 $453                $737

 Investment Activity
   Acquisitions - 100% REG owned                         $15,494              $19,700               $0
   Acquisition cap rate                                   8.7%                 8.9%                n/a

   JV Acquisitions (gross $)                               $0                 $75,327            $103,324
   JV Acquisition cap rate                                 n/a                 8.6%                7.6%
   REG % Ownership                                         n/a                  24%                25%

   Dispositions - op. properties                         $15,565              $18,000            $18,671
   Dispositions cap rate                                  8.8%                 8.9%                9.3%

   Development starts                                    $12,400              $19,000            $51,511
   Development stabilizations - net                      $72,810              $11,900            $39,500
     development costs
   NOI yield on net dev. Costs                            10.4%                9.4%                9.9%
   Development stabilizations - total                    $83,225              $12,400            $41,900
     costs after out parcel allocation
   NOI yield on total costs after                         9.1%                 9.0%                9.4%
     out parcel allocation
   Out parcel sales gains                                $2,483                $779               $1,153
   Third party fees and commissions                      $1,561               $1,884              $1,561

 Financing Assumptions
   Projected development funding (in process
      properties only)
   Debt / total assets before depreciation                43.1%                44.8%              43.7%
   Unsecured/secured debt offerings
   --  interest rate
   Capitalized interest/gross interest                    11.6%                14.0%              14.5%
   Capitalized interest                                  $2,785               $3,408              $3,586


 Net Asset Valuation Guidance
   Expansion land and out parcels available
   -- estimated market value
   NOI from CIP properties
   Straight-line rent receivable


In addition to historical information, the information in this Supplemental Information Package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and the markets in which Regency operates, management's beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, changes in national and local economic conditions, financial difficulties of tenants, competitive market conditions including pricing of acquisitions and sales of properties and out parcels, changes in expected leasing activity and market rents, timing of acquisitions, development starts and sales of properties and out parcels, weather, obtaining government approvals and meeting development schedules.

During the quarter, Regency's corporate representatives may reiterate these forward-looking statements during private meetings with investors, investment analysts, the media and others. At the same time, Regency will keep this information publicly available on its web site www.RegencyCenters.com.

     RECONCILIATION OF FFO GUIDANCE TO NET INCOME

     All numbers are per share except weighted average shares


                                                                  Three Months Ended                Full Year 2003
                                                                  ------------------                --------------
                                                                  December 31, 2003
                                                                  -----------------

     Funds From Operations Guidance:
     -------------------------------------------------------

       Net income for common stockholders                             $0.60       $0.66              $1.88        $1.94
        Add (Less):
         Depreciation expense and Amortization                        $0.25       $0.25              $1.10        $1.10
         Loss (gain) on sale of operating properties                  $0.00       $0.00             ($0.10)      ($0.10)
         Minority interest of exchangeable partnership units          $0.02       $0.02              $0.05        $0.05
                                                               -------------------------       -------------------------

              Funds from Operations                                   $0.87       $0.93              $2.93        $2.99
                                                               =========================       =========================

              Weighted Average Shares (000's)                        61,437                         61,231





Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company's taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.




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